Filed with the Securities and Exchange Commission on February 25, 2016

1933 Act Registration File No. 333-117063

1940 Act File No. 811-21597

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 22	☒

(Check appropriate box or boxes.)

PRIMECAP Odyssey Funds

(Exact Name of Registrant as Specified in Charter)

225 South Lake Avenue, Suite 400

Pasadena, CA 91101-3005

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 304-9222

Copy to:

Michael J. Ricks, Secretary 225 South Lake Avenue, Suite 400 Pasadena, CA 91101-3005	Michael Glazer Morgan, Lewis & Bockius LLP 300 South Grand Avenue, 22nd Floor Los Angeles, CA 90071
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note: This Post-Effective Amendment No. 20 to the Registration Statement of PRIMECAP Odyssey Funds is being filed to add the audited financial statements and certain related financial information for the fiscal period ended October 31, 2015.

PROSPECTUS

February 29, 2016

PRIMECAP ODYSSEY STOCK (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH (POAGX)

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents PRIMECAP Odyssey Funds

Summary Section PRIMECAP Odyssey Stock Fund

Investment Objective

The PRIMECAP Odyssey Stock Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge on purchases or reinvested dividends	None
Redemption or exchange fees	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Other expenses	0.10%

Total annual fund operating expenses	0.65%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the common stocks of U.S. companies. The Fund invests at least 80% of its assets in stocks (the Fund will provide its shareholders with at least 60 days’ prior

2

Summary Section

PRIMECAP Odyssey Stock Fund

notice of any change in this non-fundamental investment policy). The Fund may invest in stocks across all market sectors and market capitalizations, though it has historically invested primarily in large- and mid-capitalization companies. Because of the bottom-up selection process of PRIMECAP Management Company (the “Advisor”), the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® index, a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, at any time. The Fund may also invest in foreign securities through depository receipts or stocks traded on a foreign exchange.

The Advisor, through its fundamental research, seeks to identify stocks with attractive growth prospects that are trading at reasonable valuations. The Advisor looks for companies that, in its judgment, will grow faster and/or will be more profitable than their current market valuations suggest and for companies with asset values that are not adequately reflected in their stock prices. The Advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true. The Advisor maintains a long-term focus and attempts to identify stocks that it believes will outperform the S&P 500® index over a three- to five-year time frame.

Principal Risks

You may lose money by investing in the Fund. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

•	Stock market risk. The chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

•	Manager risk. The chance that, as a result of poor security selection by the Advisor, the Fund may underperform relative to benchmarks or other funds with similar investment objectives.

•

Investment style risk. The chance that returns from the mix of small-, mid-, and large-cap stocks in the Fund’s portfolio will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently. Additionally, from time to time, growth stocks may be more volatile than the overall stock market.

•

Sector-focus risk. The chance that investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

•

Foreign securities risk. The chance that the value of foreign securities will be adversely affected by the political and economic environments and other overall economic conditions in the countries where the Fund invests. Investing in foreign securities involves: country risk, which is the chance that domestic events – such as political upheaval, financial troubles, or natural disasters – will weaken a country’s securities markets; and

3

Summary Section

PRIMECAP Odyssey Stock Fund

currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

•

Small- and mid-cap stocks risk. The chance that small- and mid-cap stocks may trade less frequently or in more limited volume than those of larger, more established companies; may fluctuate in value more; and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

Fund Performance

The following performance information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart illustrates the Fund’s total return for the calendar years shown below. The table illustrates the Fund’s average annual return over time compared with a domestic broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses, or taxes. For additional information on the index, please see “Index Description.” Updated performance is available on the Fund’s website at www.odysseyfunds.com.

Calendar Year Total Return

During the period shown in the bar chart, the Fund’s highest quarterly return was +17.15% for the quarter ended September 30, 2009, and the lowest quarterly return was -21.90% for the quarter ended December 31, 2008.

4

Summary Section

PRIMECAP Odyssey Stock Fund

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Year	10 Year	Annualized Since Inception (11/1/2004)
PRIMECAP Odyssey Stock Fund
Return Before Taxes	1.68%	12.76%	8.34%	9.31%
Return After Taxes on Distributions	1.23%	12.34%	8.06%	9.06%
Return After Taxes on Distributions and Sale of Fund Shares	1.33%	10.22%	6.81%	7.72%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%	7.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Advisor

PRIMECAP Management Company is the investment advisor for the PRIMECAP Odyssey Stock Fund.

Portfolio Managers

Theo A. Kolokotrones, Chairman, Joel P. Fried, President, Alfred W. Mordecai, Vice Chairman, M. Mohsin Ansari, Executive Vice President, and James Marchetti, Senior Vice President, each independently manages a portion of the PRIMECAP Odyssey Stock Fund. Each of Messrs. Kolokotrones, Fried, and Mordecai has managed his respective portion of the Fund since its inception in 2004. Mr. Ansari has managed his portion of the Fund since April 2012. Mr. Marchetti has managed his portion of the Fund since January 2014.

Purchase and Sale of Fund Shares

Investors may purchase, exchange, or redeem Fund shares on any business day by written request or telephone. Shares may be purchased or redeemed by wire transfer. Certain transactions may be conducted online on the Fund’s website. You can conduct transactions by mail at PRIMECAP Odyssey Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207 (for overnight mail); by telephone at 1-800-729-2307; or online at www.odysseyfunds.com. Redemptions by telephone are only permitted if the Fund has previously received appropriate authorization. Investors who wish to purchase, exchange, or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial

5

Summary Section

PRIMECAP Odyssey Stock Fund

investment in the Fund is $2,000 for regular accounts and $1,000 for retirement accounts; subsequent investments must be at least $100. These minimums may be lowered for accounts with an Automatic Investment Plan.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Summary Section PRIMECAP Odyssey Growth Fund

Investment Objective

The PRIMECAP Odyssey Growth Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge on purchases or reinvested dividends	None
Redemption or exchange fees	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Other expenses	0.09%

Total annual fund operating expenses	0.64%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the common stocks of U.S. companies, emphasizing those companies with the potential for above average earnings growth. The Fund may invest in stocks across

7

Summary Section

PRIMECAP Odyssey Growth Fund

all market sectors and market capitalizations. Although it has historically invested primarily in large- and mid-capitalization companies, it has also invested a significant portion of its assets in small-capitalization stocks. Because of the bottom-up stock selection process of PRIMECAP Management Company (the “Advisor”), the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® index, a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, at any time. The Fund may also invest in foreign securities through depository receipts or stocks traded on a foreign exchange.

The Advisor, through its fundamental research, seeks to identify stocks that have above average growth aspects or attributes that may contribute to accelerated earnings growth in the foreseeable future. Catalysts for growth may include new products, new markets, new management, restructuring, a structural shift in demand or supply, or other changes in industry dynamics. These stocks typically provide little current income. The Advisor looks for companies that, in its judgment, will grow faster and/or will be more profitable than their current market valuations suggest and for companies with asset values that are not adequately reflected in their stock prices. The Advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true. The Advisor maintains a long-term focus and attempts to identify stocks that it believes will outperform the S&P 500® index over a three- to five-year time frame.

Principal Risks

You may lose money by investing in the Fund. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

•	Stock market risk. The chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

•	Manager risk. The chance that, as a result of poor security selection by the Advisor, the Fund may underperform relative to benchmarks or other funds with similar investment objectives.

•

Investment style risk. The chance that returns from the mix of small-, mid-, and large-cap stocks in the Fund’s portfolio will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently. Additionally, from time to time, growth stocks may be more volatile than the overall stock market.

•

Growth stocks risk. The chance that returns from growth stocks in the Fund’s portfolio will trail returns from the overall stock market. Growth stocks are likely to be more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform the market as a whole in rising markets and underperform the market as a whole in declining markets. Of course, there is no guarantee that this pattern will continue in the future.

8

Summary Section

PRIMECAP Odyssey Growth Fund

•

Sector-focus risk. The chance that investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

•

Foreign securities risk. The chance that the value of foreign securities will be adversely affected by the political and economic environments and other overall economic conditions in the countries where the Fund invests. Investing in foreign securities involves: country risk, which is the chance that domestic events – such as political upheaval, financial troubles, or natural disasters – will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

•

Small- and mid-cap stocks risk. The chance that small- and mid-cap stocks may trade less frequently or in more limited volume than those of larger, more established companies; may fluctuate in value more; and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

Fund Performance

The following performance information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart illustrates the Fund’s total return for the calendar years shown below. The table illustrates the Fund’s average annual return over time compared with a domestic broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses, or taxes. For additional information on the index, please see “Index Description.” Updated performance is available on the Fund’s website at www.odysseyfunds.com.

Calendar Year Total Return

During the period shown in the bar chart, the Fund’s highest quarterly return was +18.97% for the quarter ended September 30, 2009, and the lowest quarterly return was -20.75% for the quarter ended December 31, 2008.

9

Summary Section

PRIMECAP Odyssey Growth Fund

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Year	10 Year	Annualized Since Inception (11/1/2004)
PRIMECAP Odyssey Growth Fund
Return Before Taxes	6.18%	13.98%	9.50%	10.45%
Return After Taxes on Distributions	5.86%	13.57%	9.25%	10.23%
Return After Taxes on Distributions and Sale of Fund Shares	3.76%	11.21%	7.80%	8.72%
S&P 500® (reflects no deductions for fees, expenses, or taxes)	1.38%	12.57%	7.31%	7.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Advisor

PRIMECAP Management Company is the investment advisor for the PRIMECAP Odyssey Growth Fund.

Portfolio Managers

Theo A. Kolokotrones, Chairman, Joel P. Fried, President, Alfred W. Mordecai, Vice Chairman, M. Mohsin Ansari, Executive Vice President, and James Marchetti, Senior Vice President, each independently manages a portion of the PRIMECAP Odyssey Growth Fund. Each of Messrs. Kolokotrones, Fried, and Mordecai has managed his respective portion of the Fund since its inception in 2004. Mr. Ansari has managed his portion of the Fund since April 2012. Mr. Marchetti has managed his portion of the Fund since January 2014.

Purchase and Sale of Fund Shares

Investors may purchase, exchange, or redeem Fund shares on any business day by written request or telephone. Shares may be purchased or redeemed by wire transfer. Certain transactions may be conducted online on the Fund’s website. You can conduct transactions by mail at PRIMECAP Odyssey Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207 (for overnight mail); by telephone at 1-800-729-2307; or online at www.odysseyfunds.com. Redemptions by telephone are only permitted if the Fund has previously received appropriate authorization. Investors who wish to purchase, exchange, or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial

10

Summary Section

PRIMECAP Odyssey Growth Fund

investment in the Fund is $2,000 for regular accounts and $1,000 for retirement accounts; subsequent investments must be at least $100. These minimums may be lowered for accounts with an Automatic Investment Plan.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

Summary Section PRIMECAP Odyssey Aggressive Growth Fund (The Fund is closed to most new investors.)

Investment Objective

The PRIMECAP Odyssey Aggressive Growth Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge on purchases or reinvested dividends	None
Redemption or exchange fees	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Other expenses	0.07%

Total annual fund operating expenses	0.62%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the common stocks of U.S. companies, emphasizing those companies with prospects for rapid earnings growth. The Fund may invest in stocks across all market

12

Summary Section

PRIMECAP Odyssey Aggressive Growth Fund

sectors and market capitalizations and has historically invested significant portions of its assets in mid- and small-capitalization companies. Because of the bottom-up stock selection process of PRIMECAP Management Company (the “Advisor”), the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® index, a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, at any time. The Fund may also invest in foreign securities through depository receipts or stocks traded on a foreign exchange.

The Advisor, through its fundamental research, seeks to identify stocks that are poised for rapid earnings growth. Catalysts for the desired growth may include new products, new markets, new management, restructuring, a structural shift in demand or supply, or other changes in industry dynamics. These stocks typically provide little or no current income. The Advisor looks for companies that, in its judgment, will grow faster and/or will be more profitable than their current market valuations suggest and for companies with asset values that are not adequately reflected in their stock prices. The Advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true. The Advisor maintains a long-term focus and attempts to identify stocks that it believes will outperform the S&P 500® index over a three- to five-year time frame.

Principal Risks

You may lose money by investing in the Fund. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

•	Stock market risk. The chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

•	Manager risk. The chance that, as a result of poor security selection by the Advisor, the Fund may underperform relative to benchmarks or other funds with similar investment objectives.

•

Investment style risk. The chance that returns from the mix of small- and mid-cap stocks in the Fund’s portfolio will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently. Additionally, from time to time, growth stocks may be more volatile than the overall stock market.

•

Growth stocks risk. The chance that returns from growth stocks in the Fund’s portfolio will trail returns from the overall stock market. Growth stocks are likely to be more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform the market as a whole in rising markets and underperform the market as a whole in declining markets. Of course, there is no guarantee that this pattern will continue in the future.

13

Summary Section

PRIMECAP Odyssey Aggressive Growth Fund

•

Sector-focus risk. The chance that investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

•

Small- and mid-cap stocks risk. The chance that small- and mid-cap stocks may trade less frequently or in more limited volume than those of larger, more established companies; may fluctuate in value more; and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

•

Foreign securities risk. The chance that the value of foreign securities will be adversely affected by the political and economic environments and other overall economic conditions in the countries where the Fund invests. Investing in foreign securities involves: country risk, which is the chance that domestic events – such as political upheaval, financial troubles, or natural disasters – will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Fund Performance

The following performance information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart illustrates the Fund’s total return for the calendar years shown below. The table illustrates the Fund’s average annual return over time compared with a domestic broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses, or taxes. For additional information on the index, please see “Index Description.” Updated performance is available on the Fund’s website at www.odysseyfunds.com.

Calendar Year Total Return

During the period shown in the bar chart, the Fund’s highest quarterly return was +23.74% for the quarter ended September 30, 2009, and the lowest quarterly return was -18.85% for the quarter ended December 31, 2008.

14

Summary Section

PRIMECAP Odyssey Aggressive Growth Fund

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Year	10 Year	Annualized Since Inception (11/1/2004)
PRIMECAP Odyssey Aggressive Growth Fund
Return Before Taxes	4.56%	17.90%	12.70%	13.10%
Return After Taxes on Distributions	3.10%	17.07%	12.20%	12.65%
Return After Taxes on Distributions and Sale of Fund Shares	3.79%	14.45%	10.57%	11.05%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%	7.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Advisor

PRIMECAP Management Company is the investment advisor for the PRIMECAP Odyssey Aggressive Growth Fund.

Portfolio Managers

Theo A. Kolokotrones, Chairman, Joel P. Fried, President, Alfred W. Mordecai, Vice Chairman, M. Mohsin Ansari, Executive Vice President, and James Marchetti, Senior Vice President, each independently manages a portion of the PRIMECAP Odyssey Aggressive Growth Fund. Each of Messrs. Kolokotrones, Fried, and Mordecai has managed his respective portion of the Fund since its inception in 2004. Mr. Ansari has managed his portion of the Fund since April 2012. Mr. Marchetti has managed his portion of the Fund since January 2014.

Purchase and Sale of Fund Shares

The Fund has been closed to most new shareholders since January 20, 2014. Investors may purchase (if eligible), exchange, or redeem Fund shares on any business day by written request or telephone. Shares may be purchased or redeemed by wire transfer. Certain transactions may be conducted online on the Fund’s website. You can conduct transactions by mail at PRIMECAP Odyssey Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207 (for overnight mail); by telephone at 1-800-729-2307; or online at www.odysseyfunds.com. Redemptions by telephone are only permitted if the Fund has previously received appropriate authorization. Investors who wish to purchase, exchange, or redeem Fund

15

Summary Section

PRIMECAP Odyssey Aggressive Growth Fund

shares through a broker-dealer should contact the broker-dealer directly. The minimum initial investment in the Fund is $2,000 for regular accounts and $1,000 for retirement accounts; subsequent investments must be at least $100. These minimums may be lowered for accounts with an Automatic Investment Plan.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

Investment Objectives, Principal Strategies, and Principal Risks

Investment Objectives

Each Fund’s fundamental investment objective is long-term capital appreciation.

The following sections explain the principal investment strategies that the Advisor uses in pursuit of each Fund’s objective and the major risks to which investment in the Funds is subject. PRIMECAP Odyssey Funds’ Board of Trustees, which oversees management of the Funds, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Principal Strategies (All Funds)

Stocks of publicly traded companies are often classified according to the total market value of the companies’ outstanding stock – or “market capitalization” – as small-cap, mid-cap, or large-cap stocks. Market capitalization ranges change over time, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap stocks. The Advisor currently defines small-cap stocks as stocks of companies with market capitalizations less than $1 billion, mid-cap stocks as stocks of companies with market capitalizations ranging from $1 billion to $15 billion, and large-cap stocks as stocks of companies with market capitalizations above $15 billion.

The Advisor selects common stocks of companies that it believes will have better future financial results than are reflected in the current market prices. Stocks selected for a Fund generally are issued by companies that have strong positions within their industries, improving returns on equity, good long-term prospects for well-above-average growth in sales or earnings, and capable management teams.

Through careful analysis, the Advisor attempts to quantify a company’s “fundamental value.” The Advisor compares the fundamental value with the market price of the company’s stock. The Advisor then decides whether to purchase the stock mainly on the basis of how attractive this comparison is in relation to the comparison for other potential investments. Because a Fund’s selections are determined by an analysis of each individual stock, a Fund’s makeup may differ substantially from the overall market’s characteristics. For example, the proportion of a Fund’s assets invested in a particular industry may be significantly greater or less than that industry’s proportion of the overall stock market. The Advisor does not try to make investment decisions based on short-term trends in the stock market. If the Advisor does not find attractively priced stocks for a Fund, the Fund’s cash levels will increase.

Although each Fund invests with a horizon of three to five years, the Advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, if the reasons for which the stock was purchased no longer hold true, or for other reasons.

Although the Funds invest mainly in U.S. stocks, each may invest substantial assets in foreign securities traded on U.S. or foreign exchanges.

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Investment Objectives, Principal Strategies,

and Principal Risks

Any Fund may temporarily depart from its normal investment policies – for instance, by allocating substantial assets to cash investments – in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may fail to achieve its investment objective.

The following sections further discuss the primary investment strategies for each Fund.

The PRIMECAP Odyssey Stock Fund invests primarily in the common stocks of U.S. companies. The Fund invests at least 80% of its assets in stocks (the Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental investment policy). The Fund may invest in stocks across all market sectors and market capitalizations, although it has historically invested primarily in large- and mid-capitalization companies. Because of the Advisor’s bottom-up selection process, the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® at any time. The Fund may also invest in foreign securities through depository receipts or stocks traded on a foreign exchange.

The PRIMECAP Odyssey Growth Fund invests primarily in the common stocks of U.S. companies, emphasizing those companies with the potential for above average earnings growth. The Fund may invest in stocks across all market sectors and market capitalizations. Although it has historically invested primarily in large- and mid-capitalization companies, it has also invested a significant portion of its assets in small-capitalization stocks. Because of the Advisor’s bottom-up stock selection process, the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® at any time. The Fund may also invest in foreign securities through depository receipts or stocks traded on a foreign exchange.

The PRIMECAP Odyssey Aggressive Growth Fund invests primarily in the common stocks of U.S. companies, emphasizing those companies with prospects for rapid earnings growth. The Fund may invest in stocks across all market sectors and market capitalizations and has historically invested significant portions of its assets in mid- and small-capitalization companies. Because of the Advisor’s bottom-up stock selection process, the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® at any time. The Fund may also invest in foreign securities through depository receipts or stocks traded on a foreign exchange.

Principal Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund. The Funds are subject to the following risks:

•

Stock Market Risk. The prices of each of the stocks held by a Fund may decline in response to certain events, including those directly involving the companies issuing the securities owned by the Fund; conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; and currency and interest rate fluctuations.

18

Investment Objectives, Principal Strategies,

and Principal Risks

•

Manager Risk. A Fund’s performance depends on the Advisor’s decisions in making appropriate investments. A Fund may underperform relative to other funds with similar investment objectives as a result of poor security selection by the Advisor. In addition, it is possible that the Advisor’s stock selection could cause a Fund to underperform relative to the overall stock market.

•

Investment Style Risk. A Fund is subject to the risk that returns from the mix of small-, mid-, and large-cap stocks in the Fund’s portfolio will trail returns from the overall stock market. In addition, the Advisor primarily uses a growth style to select investments for each Fund, and there is risk that this style may fall out of favor, may underperform relative to other styles, and may increase the volatility of a Fund’s portfolio.

•

Sector-Focus Risk. A Fund may invest more than 25% of its assets in any of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, information technology, telecommunications services, and utilities. Investing a significant portion of a Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors. If a Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

•

Growth Stocks Risk. Growth stocks are likely to be more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform the market as a whole in rising markets and underperform the market as a whole in declining markets. Of course, there is no guarantee that this pattern will continue in the future.

•

Small- and Mid-Cap Stocks Risk. Small- and mid-cap stocks may present more opportunities for capital appreciation than stocks of larger and more established companies because of higher potential earnings growth. However, they also may involve greater risk. Such companies may have limited product lines, markets, or financial resources, or may depend on a small group of key managers. Their stocks may trade less frequently or in limited volume, or only in the over-the-counter market or on a regional stock exchange. As a result, these stocks may fluctuate in value more than stocks of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

•

Foreign Securities Risk. To the extent that it owns foreign stocks, a Fund is subject to the following additional risks: country risk, which is the chance that domestic events – such as political upheaval, financial troubles, or natural disasters – will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

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Fund Management PRIMECAP Odyssey Funds

The Funds

The Funds are series of PRIMECAP Odyssey Funds, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor and the Funds’ distributor and administrator with respect to the Funds. The Trust’s officers conduct and supervise its daily business operations.

Portfolio Holdings

The Funds’ portfolio holdings are disclosed quarterly within 60 days after the end of each fiscal quarter, in the Annual Report and Semiannual Report to Fund shareholders, and in the quarterly holdings reports filed with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Annual and Semiannual Reports are available by contacting the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-729-2307. In addition, the Funds may choose to disclose their calendar quarter-end holdings and certain other portfolio characteristics on the Funds’ website at www.odysseyfunds.com approximately 30 calendar days after the calendar quarter-end. The calendar quarter-end holdings for the Funds will remain posted on the website at least until the date of the next required regulatory filing with the SEC. Additionally, the Funds may choose to disclose end-of-month holdings approximately 30 calendar days after the month-end. Portfolio holdings information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the website. A more detailed description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

Fund Expenses

In addition to management fees, the Funds incur other expenses such as custodian and transfer agency fees, interest expense, and Acquired Fund Fees and Expenses (i.e., indirect fees that a Fund incurs from investing in the shares of other investment companies). Each Fund invests a portion of its cash balance and daily inflows into an interest-bearing money market fund. The ratio of Expenses to Average Net Assets for each Fund included in the “Financial Highlights” section of this prospectus does not include Acquired Fund Fees and Expenses. It should be noted that some of these expenses are for fixed amounts, rather than a percentage of a Fund’s assets. As a result, these fixed expenses will comprise a larger percentage of a Fund’s assets in the event that the Fund’s portfolio decreases in size (i.e., if the Fund’s portfolio loses value or there are net redemptions out of the Fund).

The Advisor

PRIMECAP Management Company, 225 South Lake Avenue, Suite 400, Pasadena, California 91101, the investment advisor to all three Funds, is an investment advisory firm founded in 1983. The Advisor also provides investment advisory services to other mutual funds as well as to institutional clients such as endowment funds, foundations, employee benefit plans, and sovereign wealth funds. As of December 31, 2015, the Advisor managed approximately $102.6 billion in assets. For its services to the Funds, the Advisor receives a fee paid monthly at the annual rate of

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Fund Management

PRIMECAP Odyssey Funds

0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the fiscal year ended October 31, 2015, the Advisor received advisory fees of 0.55% of the average daily net assets of each Fund.

The Advisor is authorized to choose broker-dealers to handle the purchase and sale of each Fund’s securities and seeks to obtain the best available price and most favorable execution for all transactions. In seeking to obtain better execution of a transaction, the Advisor may at times choose brokers which charge higher commissions. If, in the Advisor’s judgment, more than one broker can obtain the best available price and most favorable execution, the Advisor is authorized to choose a broker that has provided value-added research services to the Advisor.

A discussion regarding the basis for the Board of Trustees’ approval of the Trust’s investment advisory agreement with the Advisor is included in the Annual Report to shareholders for the fiscal year ended October 31, 2015.

The portfolio managers primarily responsible for overseeing the Funds’ investments are:

•

Theo A. Kolokotrones, Chairman and Co-Founder of PRIMECAP Management Company. Mr. Kolokotrones co-founded PRIMECAP Management Company in September 1983. Previously, he spent six years at Capital Research Company, most recently as Senior Vice President. He has held portfolio management responsibilities since 1979. From 1970 to 1977, he was Vice President and Senior Financial Analyst at Smith Barney, Harris Upham and Company in New York. Mr. Kolokotrones is a graduate of the University of Chicago and the Harvard Graduate School of Business Administration.

•

Joel P. Fried, President of PRIMECAP Management Company. Mr. Fried joined PRIMECAP Management Company in June 1986. Prior to joining PRIMECAP, he spent one year as a financial analyst with Hughes Investment Management Company, a wholly-owned subsidiary of Hughes Aircraft. Mr. Fried received his undergraduate degree in Economic Systems/Science from the University of California, Los Angeles and is a graduate of UCLA Anderson School of Management.

•

Alfred W. Mordecai, Vice Chairman of PRIMECAP Management Company. Mr. Mordecai joined PRIMECAP Management Company in August 1997. In 1996, he was an associate at McKinsey and Company. From 1990 to 1995, he worked as a nuclear engineer and program manager for the Naval Nuclear Propulsion Directorate, a joint U.S. Navy and Department of Energy organization. Mr. Mordecai graduated with a degree in Mechanical Engineering from Duke University. He has a master’s degree in Systems Engineering from Virginia Polytechnic Institute and State University and is a graduate of the Harvard Graduate School of Business Administration.

•

M. Mohsin Ansari, Executive Vice President of PRIMECAP Management Company. Mr. Ansari joined PRIMECAP Management Company in July 2000. In 1999, he was an associate at Andersen Consulting. From 1994 to 1998, he worked at Weyerhaeuser Company on various assignments ranging from managing capital projects to coordinating

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Fund Management

PRIMECAP Odyssey Funds

production at mills. Mr. Ansari graduated from Colgate University with a bachelor’s degree in Physics and from Washington University with a bachelor’s degree in Chemical Engineering. Mr. Ansari is also a graduate of the Harvard Graduate School of Business Administration.

•

James Marchetti, Senior Vice President of PRIMECAP Management Company. Mr. Marchetti joined PRIMECAP Management Company in September 2005. In 2004, he worked as a product analyst in Fidelity Investment’s Strategic Investments group. From 1996 to 2003, he ran the software division of IntelliSense, a start-up acquired by Corning Inc. in 2001. Mr. Marchetti graduated from Massachusetts Institute of Technology with a bachelor’s degree in Chemical Engineering and holds an MBA degree from MIT-Sloan School of Management.

Each of these five portfolio managers independently manages a portion of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. Each of Messrs. Kolokotrones, Fried, and Mordecai has managed his respective portions of the Funds since their inception. Mr. Ansari has managed his portions of the Funds since April 2012. Mr. Marchetti has managed his portions of the Funds since January 2014. A small portion of each Fund’s assets may be managed by individuals in the Advisor’s research department.

The Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Administrator”) is the Funds’ administrator; its address is 2020 East Financial Way, Ste. 100, Glendora, California 91741. The Administrator also serves as the Funds’ transfer agent from its offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, is the Funds’ distributor; its address is also 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Bank of New York Mellon is the custodian of the Funds’ assets and employs foreign sub-custodians to provide custody of the Funds’ foreign assets. Its address is One Wall Street, New York, New York 10286.

The SAI has more information about the Advisor and the Funds’ other service providers.

22

Shareholder Information PRIMECAP Odyssey Funds

Purchasing and Adding to Your Shares

To purchase shares of a Fund, please call 1-800-729-2307 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time to obtain an account application or visit the Funds’ website at www.odysseyfunds.com. Please complete the account application and deliver it to the Funds’ transfer agent as required by the application. You may pay by a check with the application or by a wire transfer of funds as described below. You can make additional investments by wire or by mailing a check with the investment form from a recent account statement.

Unless declined on your account application, you may also purchase additional shares of the Funds by telephone. If your account has been open for at least 15 days, call the Funds toll free at 1-800-729-2307 and you will be allowed to transfer money from your bank account to your account upon request. Shares of the Funds will be purchased in your account at the net asset value per share (“NAV”) next calculated after your order is placed. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

All purchases by check must be in U.S. dollars drawn on a U.S. bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks or any conditional order or payment. The Funds’ transfer agent may charge a $25 fee against a shareholder account, in addition to any loss sustained by the Funds, for any payment that is returned. The Funds’ transfer agent credits shares to your account and does not issue stock certificates. The Funds and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of a Fund’s shares.

Shares of the Funds have not been registered for sale outside the United States. The Funds require you to have a U.S. address (including APO/FPO) to open or maintain your account with the PRIMECAP Odyssey Funds. If you do not have a U.S. address, your purchase will be refused. If you do not maintain a U.S. address, the Funds may redeem your account at their sole discretion.

Minimum Initial Investment

The minimum initial investment in a Fund is $2,000 for regular accounts and $1,000 for retirement accounts; subsequent investments must be at least $100. These minimums may be lowered for accounts with an Automatic Investment Plan. Each Fund may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.

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Shareholder Information

PRIMECAP Odyssey Funds

Mail

To purchase by mail, you should:

•	Complete and sign the account application;

•	Write a check payable to “PRIMECAP Odyssey Funds”; and

•	Send your account application and check or exchange request to one of the following addresses:

For regular mail delivery

PRIMECAP Odyssey Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

For overnight delivery

PRIMECAP Odyssey Funds

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202-5207

1-800-729-2307

The U.S. Postal Service or other independent delivery services are not the Funds’ agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bancorp Fund Services, LLC’s post office box of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

Online Transactions

After you have established an account with the Funds, you can access your account information and perform certain transactions on the Funds’ website at www.odysseyfunds.com.

Payment for shares purchased through the Funds’ website may be made only through an ACH (Automatic Clearing House) debit of your bank account of record. Redemptions will be paid by check, wire, or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same purchase and redemption minimums and maximums as other transaction methods.

You should be aware that there may be delays, malfunctions, or other inconveniences associated with online transactions. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

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Shareholder Information

PRIMECAP Odyssey Funds

The Funds employ procedures to confirm that transactions entered online are genuine. These procedures include passwords, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to conduct transactions on the website, you will need your account number, Social Security number, username, and password. The Funds and their service providers will not be liable for any loss, liability, cost, or expense for following instructions communicated through the Funds’ website, including fraudulent or unauthorized instructions.

Purchases through a Securities Dealer

You may purchase shares of a Fund through certain brokers (and their agents) which have an agreement with the Distributor. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds’ transfer agent, and you will pay or receive the NAV next computed after it is received by the broker (or its agent). The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Fund and the Distributor reserve the right to cancel an order for which payment is not received from the broker (or its agent) by the third business day following the order. The broker (or its agent) may impose postage and handling charges on your order and is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions, and ensuring that you receive copies of the Funds’ prospectus.

Payment by Wire

If you are making your first investment in the Funds, the Funds’ transfer agent must have a completed account application before you wire funds. You can mail or overnight deliver your account application to the transfer agent at the address indicated above. You may also fax the account application by calling the transfer agent at 1-800-729-2307 for a fax number. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund(s) you are purchasing, your name, and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank N.A.

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

ABA #075000022

Credit: U.S. Bancorp Fund Services

Account #112-952-137

for further credit to PRIMECAP Odyssey Funds [Name of Fund]

(Shareholder Account #, Shareholder Name)

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Shareholder Information

PRIMECAP Odyssey Funds

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you are making a subsequent purchase, your bank should wire funds as indicated above. Please contact the transfer agent at 1-800-729-2307 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your investment.

Retirement Plan Participants

Individual participants in qualified retirement plans should purchase shares of a Fund through their plan sponsor or administrator, which is responsible for transmitting orders. The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan, you must first open an account meeting the minimum initial investment requirement. Once an account has been opened, you can make additional purchases of shares of such Fund through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. You can make automatic investments on a monthly, quarterly, semiannual, or annual basis. Automatic Investments are subject to the $100 subsequent investment minimum; however, the Advisor may lower this minimum at its sole discretion. The Funds are unable to debit or credit mutual fund or pass through accounts. Please contact your financial institution to determine if it participates in the ACH. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. The Funds may alter, modify, or terminate this Plan at any time. To begin participating in this Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ transfer agent at 1-800-729-2307 for instructions. Any request to change or terminate an Automatic Investment Plan should be submitted to the Funds’ transfer agent five (5) days prior to the date you want the change or termination to be effective.

Exchanges of Shares

You may exchange your shares of a Fund for shares of any other Fund that you are eligible to purchase. You may realize either a gain or loss on those shares you exchange and will be responsible for paying the appropriate taxes. Requests to exchange shares are processed at the NAV next calculated after the Funds’ transfer agent receives your request in proper form. If you did not decline telephone options on the account application, you can make a telephone request to exchange your shares for an additional $5 fee. You may also access your account information and perform exchanges on the Funds’ website at www.odysseyfunds.com.

Purchases with respect to the PRIMECAP Odyssey Aggressive Growth Fund

The Aggressive Growth Fund is currently closed to most new investors. The Advisor believes that it is in the best interest of the shareholders of the Aggressive Growth Fund to reduce the amount

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Shareholder Information

PRIMECAP Odyssey Funds

and pace of investments into the Fund. In addition, in most cases you will not be permitted to exchange shares of another PRIMECAP Odyssey Fund into the Aggressive Growth Fund unless you are already a shareholder of the Aggressive Growth Fund.

You may continue to purchase shares of the Aggressive Growth Fund, or open a new account to do so, only if:

•	You are an existing shareholder of the Aggressive Growth Fund (either directly or through a financial intermediary) and you:

– Add to your account through the purchase of additional shares;

– Add to your account through the reinvestment of dividends or capital gain distributions;

– Open a new account that is registered in your name or has the same Taxpayer Identification or Social Security number assigned to it as an existing Fund account (this includes UGMA/UTMA accounts with you as custodian). This applies only to individuals or organizations opening accounts for their own benefit. It does not apply to institutions opening accounts on behalf of their clients, except as follows: institutions that maintain omnibus account arrangements with the Aggressive Growth Fund may purchase shares of the Aggressive Growth Fund in their omnibus accounts for clients who currently own shares of the Aggressive Growth Fund through such accounts.

•	Your spouse is an existing shareholder of the Aggressive Growth Fund.

•	You are a separately managed account client of the Advisor.

•

You are a participant in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan, or 457 plan that invests through existing accounts in the Fund (each, a “Plan”). A Plan may open new participant accounts within the Plan. IRA transfers and rollovers from a Plan can be used to open new accounts in the Aggressive Growth Fund. The Advisor also may selectively allow new retirement plan accounts to invest in the Fund, but it reserves the right without further notice to restrict purchases by retirement plans that did not previously own shares of the Fund.

•	You are a current trustee or officer of the Aggressive Growth Fund, or an employee of the Advisor, or a member of the immediate family (spouse or child) of any of these persons.

•	You are a client of an investment advisor that invests client assets in the Funds.

Once you close an account with the Fund, the Fund will not accept additional investments from you unless you meet one of the criteria specified above. PRIMECAP reserves the right to: (1) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Aggressive Growth Fund; (2) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Aggressive Growth

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Shareholder Information

PRIMECAP Odyssey Funds

Fund; and (3) close and re-open the Fund to new or existing shareholders at any time. You may be required to demonstrate eligibility to buy shares of the Aggressive Growth Fund before an investment is accepted.

Selling Your Shares

How to Redeem Shares

Your shares may be redeemed only by instructions from the registered owner of your shareholder account. If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Funds’ transfer agent.

You may redeem shares by contacting your broker or the broker’s authorized agent. The broker (or agent) can arrange for the repurchase of the shares through the Distributor at the NAV next determined after the broker (or agent) receives your instructions. The broker (or agent) may charge you for this service. If your shares are held in a broker’s “street name,” you must redeem them through the broker (or its agent).

You may also redeem shares by mailing or delivering instructions to the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (for regular mail) or 615 East Michigan Street, Milwaukee, Wisconsin 53202 (for overnight mail). The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed, the account number, and the signatures of all registered owners. Additional documentation may be required for the redemption of shares by corporations, partnerships, trusts, or fiduciaries. The request should include a signature guarantee, if applicable (see section titled “Signature Guarantees” below). The price you will receive for the shares redeemed is the next determined NAV for the shares after the transfer agent has received a completed redemption request. If you purchased your shares by check, you may not receive your redemption proceeds until the check has cleared (which may take up to 12 calendar days).

Unless declined on your account application, telephone redemption privileges will be established on your account. You can then redeem shares by telephoning the transfer agent at 1-800-729-2307 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day when the New York Stock Exchange (the “NYSE”) is open for trading. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If this happens, you may purchase or redeem shares by mail as described above. If the transfer agent receives your redemption request before 4:00 p.m. Eastern Time on a day when the NYSE is open for trading, it will process your request that day; otherwise, it will process your request on the next business day. Institutional investors may also make special arrangements with the transfer agent for designating personnel who are authorized to place telephone redemption requests.

When establishing telephone privileges, you are authorizing the Funds’ transfer agent to act upon the telephone instructions. Before executing an instruction received by telephone, the Funds’ transfer agent will use reasonable procedures to confirm that telephone instructions are genuine.

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Shareholder Information

PRIMECAP Odyssey Funds

These procedures will include recording the telephone call and asking the caller for a form of personal identification, which may include a personal identification number. You will be promptly notified of any refused request for a telephone redemption. Once a telephone transaction has been placed, it cannot be canceled or modified. If these normal identification procedures are not followed, the Funds or their agents could be liable for any loss, liability, or cost which results from acting upon telephone redemption instructions of a person believed to be a shareholder. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.

You may also redeem your shares by accessing the Funds’ website at www.odysseyfunds.com.

Shareholders who have an individual retirement account (“IRA”) must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding. Shares held in IRA accounts may also be redeemed by telephone at 1-800-729-2307. IRA investors will be asked whether or not to have tax withheld from any distribution.

Redemption Payments

Redemption payments will be made within seven (7) days after receipt by the Funds’ transfer agent of the written or telephone redemption request and, if required, a signature guarantee and any other necessary documents, except as indicated below. Payment may be postponed or the right of redemption suspended at times when the NYSE is closed for other than customary weekends and holidays; when trading on the NYSE is restricted; when an emergency exists as a result of which disposal by the Fund of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of the Fund’s net assets; or during any other period when the SEC so permits. Each Fund reserves the right to honor any request for redemption by making payments in securities valued equally in market value to the NAV of your shares, a practice known as redemption in kind. Such occurrence may exist when a cash redemption may adversely affect the Fund’s operations and the Fund determines that redemption in kind would be in the best interest of all shareholders. If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.

Redemption proceeds are generally paid by check. However, at your request, the transfer agent will wire redemption proceeds of $1,000 or more to your bank account. If no bank instructions were previously established on the account, the request for redemption by wire should include the name, location and ABA or bank routing number of the designated bank, and your bank account number. The request will also require a signature guarantee. There is a $15 fee for redemptions by wire. Proceeds may also be sent via electronic funds transfer through the ACH network to your bank account of record. If you have redemption proceeds sent via ACH, you will not incur any charge but credit may not be available until two to three (2 to 3) days following the redemption.

Systematic Withdrawal Plan

If you own or are purchasing shares of a Fund having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemptions of at

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Shareholder Information

PRIMECAP Odyssey Funds

least $50 on a monthly, quarterly, or annual basis. You may establish this Plan by completing the relevant section of the account application or by calling the Funds at 1-800-729-2307 for instructions. The transfer agent must receive notice of all changes concerning your Plan at least five (5) days before the next scheduled payment.

Signature Guarantees

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address, or bank account not on record;

•	If a change of address was received by the transfer agent within the last 30 calendar days; or

•	For all redemptions in excess of $100,000.

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Funds also reserve the right, at their sole discretion, to waive any signature guarantee requirements.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Pricing of Shares

Each Fund sells shares without a sales charge at the NAV which is next computed (1) after the Fund’s transfer agent receives your order directly in proper form (which generally means a completed application form together with a negotiable check in U.S. dollars or a wire transfer of funds); or (2) after your broker (or the broker’s authorized agent) receives the order. You may pay a fee if you buy Fund shares through a broker or agent.

The price of a Fund’s shares is its NAV. The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund. Each Fund calculates its NAV once daily at the close of public trading on the NYSE (normally 4:00 p.m. Eastern Time) on days that the NYSE is open for trading. Applications for purchases of shares and requests for redemption of shares

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Shareholder Information

PRIMECAP Odyssey Funds

received after the close of trading on the NYSE will be processed at the NAV determined as of the close of trading on the next day the NYSE is open.

Each Fund values its investments at their market value. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Some of the Funds’ investments may consist of securities listed on foreign exchanges which trade on Saturdays or other U.S. business holidays. Since the Funds do not typically calculate their NAVs on Saturdays or other U.S. business holidays, the values of the Funds’ redeemable securities may be affected on days when shareholders do not have access to the Funds.

Fair Value

Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically price non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets.

In certain situations, the securities in which the Funds invest may not have readily available market quotations. The Board of Trustees has adopted procedures for valuing securities if there are assets for which reliable market quotations are not readily available, or for which the Funds’ pricing service does not provide a valuation or provides a valuation that, in the judgment of the Advisor, does not represent fair value. If this occurs, the Funds’ Valuation Committee will value these assets in consultation with the Advisor. The fair value of securities is subjective in nature, involving greater reliance on judgment than securities that have readily available market quotations. The fair value price of a security used by a Fund to calculate its NAV may differ materially from the quoted or published market price for that same security. In addition, there is no assurance that a Fund can purchase or sell portfolio securities at the fair value price used to calculate the Fund’s  NAV.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund expects to pay income dividends annually and to make distributions of net capital gains (if any) at least annually. The Board of Trustees may decide to pay dividends and distributions more frequently.

Each Fund automatically reinvests dividends and capital gain distributions in additional shares of the Fund at the NAV on the reinvestment date unless you have previously requested cash payment by writing or calling the Funds’ transfer agent. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if your check remains outstanding for six (6) months, the Funds reserve the right to reinvest the distribution

31

Shareholder Information

PRIMECAP Odyssey Funds

check in your account at the applicable Fund’s current NAV and to reinvest all subsequent distributions unless and until you make a subsequent cash election.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the Funds through an IRA, 401(k), or other tax-advantaged account. The SAI contains further information about taxes. Consult your own advisors about federal, state, and local taxation of distributions from the Fund.

Distributions made by a Fund will normally be taxable to shareholders for federal income tax purposes whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income or “qualified dividend income.” Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains for federal income tax purposes regardless of the length of time shares of the Fund have been held. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.

Any dividend or distribution paid by a Fund has the effect of reducing the net asset value of the Fund by the per-share amount of the dividend or distribution. If you purchase shares shortly before the record date of a dividend or distribution, the dividend or distribution will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

The Funds will inform you annually of the amount and nature of their distributions.

If you sell or redeem Fund shares or exchange them for shares of another Fund, it is generally considered a taxable event.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment

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Shareholder Information

PRIMECAP Odyssey Funds

income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Funds and gain on the redemption or exchange of Fund shares.

The Funds may be required to withhold federal income tax (backup withholding) from dividend payments, distributions, and redemption proceeds if you fail to furnish your Social Security or Tax Identification Number, fail to certify that the Social Security or Tax Identification Number you provided is correct, or fail to certify that you are not subject to backup withholding. The certification is included as part of the account application form. The backup withholding rate is 28%.

Ordinary dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with Internal Revenue Service requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Dividends and interest earned by a Fund with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. None of the Funds anticipates that it will be eligible to pass through such taxes to investors for the purposes of claiming a foreign tax credit.

Other Information

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, the Funds’ transfer agent will verify certain information on your account application as part of the Funds’ anti-money laundering program. As requested on the application, you should supply your full name, date of birth, Social Security number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be able to

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Shareholder Information

PRIMECAP Odyssey Funds

open your account. Please contact the Funds’ transfer agent at 1-800-729-2307 if you need additional assistance when completing your application.

If the Funds’ transfer agent does not have a reasonable belief of the identity of a shareholder, the account application will be rejected. Each Fund also reserves the right to close the account within five (5) business days of receiving the application if clarifying information/documentation is not received.

Frequent Trading

Each Fund and the transfer agent may reject any purchase order for any reason and without prior notice. Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. A Fund or the transfer agent may reject a purchase order and may terminate or restrict the exchange privilege of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Advisor or the transfer agent, actual or potential harm to the Fund. A Fund or the transfer agent may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary. If a Fund or the transfer agent rejects the purchase portion of an exchange order, the shareholder’s exchange request will be treated solely as a redemption request. In some cases, where shares are held in omnibus or retirement plan accounts, it may not be practicable for the Funds to monitor such activity.

To the extent that a Fund or its agents are unable to curtail excessive or short-term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances. More frequent portfolio transactions would increase a Fund’s operating costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets. The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs. Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Funds and compromise its portfolio management strategy. The Funds’ policies with respect to frequent trading apply uniformly to all shareholders of the Funds.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or the Funds’ transfer agent will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange, and redemption orders through financial intermediaries and may not always know or reasonably be able to detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrange-

34

Shareholder Information

PRIMECAP Odyssey Funds

ments. However, the Distributor has entered into written agreements with each of the Fund’s financial intermediaries under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Redemption of Small Accounts

If your account balance falls below $500 because of redemptions, a Fund may notify you and, if your investment value remains below $500 for a continuous 60-day period, the Fund may redeem your shares. However, a Fund will not redeem shares based solely upon changes in the market that reduce the NAV of your shares. The Funds reserve the right to modify or terminate these involuntary features at any time upon 60 days’ notice.

Contact Information

For transfer agent services:	U.S. Bancorp Fund Services, LLC 1-800-729-2307

For retirement plan services:	Call your employer or plan administrator

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

Inactivity Period

The value of your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Household Mailings

Each year, you are automatically sent an updated Prospectus and Annual and Semiannual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In an effort to decrease costs and to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same address.

Index Description

The S&P 500® index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. You cannot invest directly in an index.

35

Financial Highlights PRIMECAP Odyssey Stock Fund

The following tables show each Fund’s financial performance through the fiscal year ended October 31, 2015. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in a Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Its report and the Funds’ financial statements are included in the Annual Report to shareholders for the fiscal year ended October 31, 2015, which is available upon request.

For a capital share outstanding throughout each year

	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011

Net asset value, beginning of year	$23.59	$20.56	$15.75	$14.32	$13.48

Income from investment operations:
Net investment income	0.31	0.25	0.27	0.21	0.16
Net realized and unrealized gain on investments and foreign currency	1.21	3.09	4.79	1.40	0.79

Total from investment operations	1.52	3.34	5.06	1.61	0.95

Less:
Dividends from net investment income	(0.31)	(0.24)	(0.25)	(0.18)	(0.11)
Distributions from net realized gain	(0.35)	(0.07)	–	–	–

Total distributions	(0.66)	(0.31)	(0.25)	(0.18)	(0.11)

Net asset value, end of year	$24.45	$23.59	$20.56	$15.75	$14.32

Total return	6.64%	16.45%	32.55%	11.39%	7.05%

Ratios/supplemental data:
Net assets, end of year (millions)	$5,126.0	$3,532.5	$2,134.7	$1,522.2	$904.3

Ratio of expenses to average net assets	0.65%	0.62%	0.63%	0.66%	0.66%

Ratio of net investment income to average net assets	1.38%	1.34%	1.65%	1.57%	1.25%

Portfolio turnover rate	7%	8%	15%	11%	24%

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Financial Highlights

PRIMECAP Odyssey Growth Fund

For a capital share outstanding throughout each year

	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011

Net asset value, beginning of year	$26.14	$23.09	$16.83	$15.44	$14.70

Income from investment operations:
Net investment income	0.14	0.13	0.10	0.09	0.04
Net realized and unrealized gain on investments and foreign currency	1.62	3.45	6.26	1.42	0.71

Total from investment operations	1.76	3.58	6.36	1.51	0.75

Less:
Dividends from net investment income	(0.16)	(0.08)	(0.10)	(0.06)	(0.01)
Distributions from realized gain	(0.65)	(0.45)	–	(0.06)	–

Total distributions:	(0.81)	(0.53)	(0.10)	(0.12)	(0.01)

Net asset value, end of year	$27.09	$26.14	$23.09	$16.83	$15.44

Total return	6.96%	15.82%	38.02%	9.86%	5.13%

Ratios/supplemental data:
Net assets, end of year (millions)	$6,254.6	$4,696.2	$3,661.2	$2,201.9	$1,821.9

Ratio of expenses to average net assets	0.64%	0.63%	0.65%	0.67%	0.66%

Ratio of net investment income to average net assets	0.53%	0.54%	0.51%	0.55%	0.26%

Portfolio turnover rate	5%	10%	10%	12%	13%

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Financial Highlights

PRIMECAP Odyssey Aggressive Growth Fund

For a capital share outstanding throughout each year

	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011

Net asset value, beginning of year	$33.21	$28.71	$18.86	$16.99	$16.17

Income from investment operations:
Net investment income (loss)	0.06	(0.03)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain on investments and foreign currency	1.54	5.04	9.89	2.24	1.40

Total from investment operations	1.60	5.01	9.85	2.19	1.35

Less:
Dividends from net investment income	(0.06)	–	–	–	–
Distributions from net realized gain	(1.48)	(0.51)	–	(0.32)	(0.53)

Total distributions	(1.54)	(0.51)	–	(0.32)	(0.53)

Net asset value, end of year	$33.27	$33.21	$28.71	$18.86	$16.99

Total return	5.13%	17.71%	52.23%	13.25%	8.50%

Ratios/supplemental data:
Net assets, end of year (millions)	$6,502.8	$5,962.5	$4,443.1	$1,541.5	$1,134.5

Ratio of expenses to average net assets	0.62%	0.62%	0.64%	0.68%	0.68%

Ratio of net investment income (loss) to average net assets	0.17%	(0.09%)	(0.23%)	(0.32%)	(0.33%)

Portfolio turnover rate	15%	13%	11%	14%	11%

38

Privacy Notice PRIMECAP Odyssey Funds

PRIMECAP Management Company

PRIVACY NOTICE

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and Social Security number).

•	Information an investor may give the Advisor or the Trust orally.

•	Information about the amount investors have invested in an account.

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.

Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.

The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

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Annual/Semiannual Report to Shareholders. The Trust’s shareholder reports contain additional information about the Funds, including financial statements, investment results, portfolio holdings, a statement from management discussing market conditions and the Funds’ investment strategies that significantly affected the Funds’ performance during their last fiscal year, and the independent registered public accounting firm’s report (in the Annual Report).

Statement of Additional Information (“SAI”). The SAI contains more detailed information on all aspects of the Funds, including the Funds’ financial statements, and is incorporated by reference into this prospectus.

The SAI has been filed with the Securities and Exchange Commission (“SEC”). The SAI and other related materials about the Funds are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. 1-202-551-8090; on the EDGAR database on the SEC’s website at www.sec.gov; or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

If you would like to receive a free copy of the SAI or Annual/Semiannual Reports to shareholders, or to make inquiries about the Funds, please call the Funds at 1-800-729-2307 or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The Funds’ documents are also available on the Funds’ website at www.odysseyfunds.com.

Investment Company File No. 811-21597

PRIMECAP ODYSSEY FUNDS

Telephone: 1-800-729-2307

STATEMENT OF ADDITIONAL INFORMATION

February 29, 2016

PRIMECAP ODYSSEY STOCK FUND (POSKX)

PRIMECAP ODYSSEY GROWTH FUND (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND (POAGX)

PRIMECAP Odyssey Funds (the “Trust”) is a professionally managed, open-end, management investment company with multiple funds available for investment. Its investment advisor is PRIMECAP Management Company (the “Advisor” or “PRIMECAP Management Company”). This Statement of Additional Information (“SAI”) contains information about the shares of all three of the Trust’s investment portfolios (each a “Fund” and collectively the “Funds”).

This SAI is not a prospectus. You should read this SAI in conjunction with the Prospectus dated February 29, 2016. All terms defined in the Prospectus have the same meanings in this SAI. You can order copies of the Prospectus without charge by writing to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling the Funds’ transfer agent at 1-800-729-2307. The audited financial statements for the Trust for the fiscal period ended October 31, 2015, are incorporated by reference to the Trust’s October 31, 2015, Annual Report.

THE TRUST

PRIMECAP Odyssey Funds (the “Trust”) is a professionally managed, open-end, management investment company with multiple funds available for investment and is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act”). The Trust was organized as a statutory trust under the laws of Delaware on June 8, 2004, and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. Currently, the Trust offers shares of the three series described in the Prospectus and this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

INVESTMENT RESTRICTIONS

Each Fund’s investment objective of capital appreciation is a fundamental policy and may not be changed without approval by a vote of the holders of a majority of the Fund’s outstanding voting securities, as described under “General Information – Shares of the Funds.” No assurance exists that any of the Funds will achieve its investment objective.

The investment restrictions described below also apply to the Funds. The restrictions designated as fundamental policies may not be changed without approval by the shareholders of a majority of the relevant Fund’s outstanding shares. If the Trust’s Board of Trustees determines, however, that a Fund’s investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust’s Board may make such change without shareholder approval and will disclose any such material change in the then-current Prospectus. Any policy that is not specified in the Funds’ Prospectus or in the SAI as being fundamental is non-fundamental.

If a percentage limitation described below is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities or resulting from reorganizations, consolidations, payments out of assets of the Fund, or redemptions of shares will not constitute a violation of such limitation, except for investment restriction (2) below.

Fundamental Investment Restrictions

As a matter of fundamental policy, each Fund is diversified. This means at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and securities of issuers (each of which represents no more than 5% of the value of the Portfolio’s total assets and no more than 10% of the issuer’s outstanding voting securities).

The Fund has adopted the fundamental investment restrictions below. These restrictions may not be changed without the majority approval of the shareholders. As a matter of fundamental policy, no Fund may do any of the following:

(1) Purchase the securities of issuers conducting their principal business activities in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in U.S. Government obligations and repurchase agreements secured by such obligations.

(2) Borrow money or issue senior securities as defined in the 1940 Act, except (a) with regard to senior securities, as permitted pursuant to an order or a rule issued by the Securities and Exchange Commission (the “Commission”); (b) that each Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (c) a Fund may make short sales of securities; and (d) a Fund may enter into reverse repurchase agreements.

(3) Purchase or sell real estate (other than securities issued by companies that invest in real estate or interests therein).

(4) Purchase commodities or commodity contracts, except that each Fund may enter into forward currency exchange transactions and futures contracts and may write call options and purchase call and put options on futures contracts, in accordance with its investment objective and policies.

(5) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures, and options on futures).

(6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting.

(7) Make investments for the purpose of exercising control or management. Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(8) Lend money or portfolio securities, except that each Fund may lend portfolio securities to or enter into repurchase agreements with certain brokers, dealers, and financial institutions aggregating up to 33-1/3% of the current value of the lending Fund’s total assets.

(9)	Pledge, mortgage, or hypothecate more than 15% of its net assets.

ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS

Market Conditions

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Common Stock

Each Fund mainly invests in common stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Common stock is subject to the market and other risks described in the Prospectus.

Preferred Stock

Each Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Dividends on some preferred stock may be “cumulative” (requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock), non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of the preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights. The rights of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with the corporation’s debt securities.

Warrants, Rights, and Convertible Securities

Each Fund may invest in warrants and rights in connection with investment in other securities or separately. A warrant gives the holder the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. The prices of warrants and rights tend to be more volatile than the price of the underlying stock, and if at a warrant’s or right’s expiration date the stock is trading at a price below the price set in the warrant or right, the warrant or right will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the holder can acquire the stock at a price below its market value. As a result of speculation or other factors, the prices of warrants and rights do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants or rights on securities in which the Fund may invest directly. The market for warrants or rights may be very limited, and it may be difficult to sell them promptly at an acceptable price.

Each Fund may invest in convertible securities. A convertible security may be a fixed income debt security or preferred stock, and may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or another issuer. A convertible security, while usually subordinated to nonconvertible debt securities of the same issuer, is senior to common stock in an issuer’s capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the issuer’s common stock as well as changes in interest rates. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not experience market value declines to the same extent as the underlying common stock. Convertible securities are purchased by the Funds primarily for their equity characteristics and are not subject to rating criteria.

Foreign Securities

Each Fund may invest in foreign securities directly through securities traded on a foreign exchange, through securities of foreign companies traded on a U.S. stock exchange, or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”) to the extent such Depositary Receipts become available.

Depositary Receipts. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. GDRs, EDRs, and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depositary Receipts may be “sponsored” or “unsponsored.” In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders of the Depositary Receipts. Foreign issuers, whose securities underlie unsponsored Depositary Receipts, are not necessarily obligated to disclose material information in the markets in which the unsponsored Depositary Receipts are traded, and the market value of the Depositary Receipts may not be correlated with such information and may be more volatile than the market for sponsored Depositary Receipts.

General Risks of Investing in Foreign Securities. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

The financial problems in global economies over the past several years, including the European sovereign debt crisis and market turmoil in the Chinese markets, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Lack of Information. Some of the foreign securities held by the Funds may not be registered with the Commission, nor will the issuers thereof be subject to the Commission’s reporting requirements. Accordingly, there may be less publicly available information about a foreign company than about a

U.S. company, and such foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies.

Foreign Stock Markets. Foreign markets have different settlement and clearance procedures than U.S. markets, and in certain foreign markets settlements have at times failed to keep pace with the volumes of securities transactions, making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned on those assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than in the United States. These risks are often heightened for investments in smaller capital markets and developing countries.

Foreign Currencies. Each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates will affect the values of those securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. A Fund may also hold foreign currency in connection with the purchase and sale of foreign securities. To the extent a Fund holds foreign currency, there may be a risk due to foreign currency exchange rate fluctuations. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such foreign currency will be held with the Funds’ custodian bank or by an approved foreign subcustodian.

Investing in Countries with Smaller Capital Markets. Each Fund may invest in securities of companies located in developing countries. The securities markets of developing countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There may also be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many such markets also may be affected by developments with respect to more established markets in their region, such as in Japan. Developing country brokers typically are fewer in number and less capitalized than brokers in the United States.

Political and social uncertainties exist for some developing countries. In addition, the governments of many such countries have heavy roles in regulating and supervising their respective economies. The political history of certain of those countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Another risk common to most such countries is that the economies are heavily export oriented and, accordingly, dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

Archaic legal systems in certain developing countries also may have an adverse impact on a Fund investing in developing countries. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain developing countries. Similarly, the rights of investors in developing countries may be more limited than those of shareholders of U.S. corporations.

Some of the currencies of developing countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of each Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased reregistered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. A Fund’s investment in these companies will be subject to certain percentage limitations of the 1940 Act. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

In certain countries, banks or other financial institutions may be among the leading companies to have actively traded securities. The 1940 Act restricts each Fund’s investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities-related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Inflation accounting rules in some developing countries require a company that keeps tax and accounting records in the local currency to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. This inflation accounting may indirectly generate losses or profits for certain companies in developing countries.

Satisfactory custodial services for investment securities may not be available in some developing countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Europe - Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread within and without Europe. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Options, Futures, and Other Derivatives

Each Fund may use a variety of derivative financial instruments to hedge its investments and to enhance its income or manage its cash flow (“derivatives”). A derivative financial instrument is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as an interest rate or currency exchange rate), security, commodity, or other asset. In addition to the derivatives briefly described below, PRIMECAP Management Company may discover additional opportunities in connection with options, futures contracts, foreign currency forward contracts, and other hedging techniques. These new opportunities may become available as PRIMECAP Management Company develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new options, futures contracts, foreign currency forward contracts, or other techniques are developed. PRIMECAP Management Company may utilize these opportunities with any of the Funds to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus and this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Options on Equity Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indexes. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Foreign Currency Options. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund may use foreign currency options separately or in combination to control currency volatility. Among the strategies that may be employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price.

Futures Contracts. Each Fund may enter into futures contracts. In general, futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time at a specified price.

Stock Index Futures Contracts. A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Options on Futures Contracts. Put and call options on futures contracts give the purchaser the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, respectively, upon exercise of the option, at any time during the option period.

Forward Contracts on Foreign Currencies. A forward contract on a foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

Swap Agreements. Each Fund may enter into equity, index, currency rate, total return, and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to foreign currency values or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Swap agreements tend to shift investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s portfolio.

Most swap agreements entered into by a Fund will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make with each counterparty. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a swap agreement calls for payments by the Fund, it must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness were to decline, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Fund.

Hedging Strategies. Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a derivative intended partially or fully to offset potential declines in the value of one or more investments held by a Fund. Thus, in a short hedge, a Fund takes a position in a derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. Alternatively, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increases above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivatives on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Derivatives on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of derivatives is subject to applicable regulations of the Commission, the several options and futures exchanges upon which they are traded, and the Commodity Futures Trading Commission (“CFTC”). In addition, a Fund’s ability to use derivatives will be limited by tax considerations. See

“Federal Tax Information.” The Commission is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Funds, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, although the Commission recently proposed a new rule related to such derivatives use. Whether and when this proposed rule will be adopted and its potential effects on the Funds are unclear. The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could adversely affect the value, availability, and performance of derivatives, make them more costly, and limit or restrict their use by the Funds.

Special Risks of Options, Futures, and Other Derivatives. The use of derivatives involves special considerations and risks, including those described below.

Successful use of most derivatives depends in part upon the Advisor’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying securities, currency, or interest rate, which requires different skills than predicting changes in the price of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

There might be imperfect correlation, or even no correlation, between the price or price movements of a derivative and the price or price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which derivatives are traded. The effectiveness of any hedge using derivatives on an index will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security held by the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

Certain derivatives transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of a default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of bankruptcy. A Fund will not enter into any such transactions unless, to the extent required by law, it (1) owns an offsetting covered position in securities or other options or futures contracts; or (2) segregates liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Commission guidelines regarding cover for hedging transactions.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede the Fund’s portfolio management or its ability to meet redemption requests or other current obligations.

Furthermore, if a Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make margin payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, PRIMECAP Management Company will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

Derivatives used for non-hedging purposes may result in losses which would not be offset by increases in the value or portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchase or selling other investments, the Fund will be exposed to the same risks that are incurred in purchasing or selling the other investments directly as well as the risks of the derivatives transaction itself.

Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges and may be subject to different margin, exercise, settlement, or expiration procedures.

Foreign Currency Transactions

Foreign Currency Hedging Strategies – Special Considerations. Each Fund may use options and futures on foreign currencies, and foreign currency forward contracts as described below, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no derivatives on that currency are available or such derivatives are more expensive than certain other derivatives. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using derivatives on other currencies, the values of which PRIMECAP Management Company believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The values of derivatives on foreign currencies depend on the values of the underlying currencies relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivatives, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round the clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets for the derivatives until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay fees, taxes, and charges associated with such delivery assessed in the issuing country.

Foreign Currency Forward Contracts. Each Fund may enter into foreign currency forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Each Fund also may use foreign currency forward contracts for cross hedging. Under this strategy, a Fund would increase its exposure to foreign currencies that the Advisor believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and the Advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The cost to a Fund from engaging in foreign currency forward contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing. Because foreign currency forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a foreign currency forward contract, it relies on the other party to the transaction to make or take delivery of the underlying currency at the maturity of the contract. Failure by the other party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of foreign currency forward contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for foreign currency forward contracts, with the result that closing transactions generally can be made for foreign currency forward contracts only by negotiating directly with the other party. Thus, there can be no assurance that a Fund will in fact be able to close out a foreign currency forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the other party, a Fund might be unable to close out a foreign currency forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of foreign currency forward contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

Limitations on the Use of Foreign Currency Forward Contracts. A Fund may enter into foreign currency forward contracts or maintain a net exposure to such contracts only if (1) completion of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency; or (2) the Fund maintains cash, U.S. Government securities, or liquid debt or equity securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily. Under normal circumstances, consideration of currency fluctuations will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Other Investment Companies

Each Fund may also invest in securities issued by other investment companies (each, an “Underlying Fund”), including (to the extent permitted by the 1940 Act or Commission rules) other investment companies managed by PRIMECAP Management Company. A Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies.

A Fund’s investment in other investment companies may include shares of exchange traded funds (collectively, “ETFs”). ETFs are not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by ETFs at times when an actively managed fund would not do so. As a result, there is a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act and Commission rules. Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund; (ii) do not exceed 5% of the value of the Fund’s total assets; and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. A Fund may exceed these limits when permitted by Commission order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and Commission rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (a) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (b) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile, and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Repurchase Agreements

Each Fund may enter into repurchase agreements. Pursuant to a repurchase agreement, which may be viewed as a type of secured lending, the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully secured by collateral in the possession of the Funds’ custodian based on values that are marked to market daily. The Fund will enter into repurchase agreements only with financial institutions that, in the judgment of PRIMECAP Management Company, present minimal risk of bankruptcy during the term of the agreement. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Illiquid Securities

Each Fund may invest in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. However, no Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. If otherwise consistent with its investment objective and policies, any of the Funds may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as PRIMECAP Management Company, acting under guidelines and procedures that are developed, established, and monitored by the Board of Trustees, determines that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a primary dealer in U.S. Government securities is the other party to an option contract written by a Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Commission staff has agreed that the Fund needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amounts by which the option is in-the-money).

Borrowings

Each Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exist). Under the provisions of the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the Fund’s asset coverage for borrowings falls below 300% of the amount borrowed, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing for investment purposes is generally known as “leveraging.” Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, which are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account cash or liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

Loans of Portfolio Securities

Each Fund may lend securities from its portfolio to brokers, dealers, and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan are maintained with the Fund. In determining whether to lend a security to a particular broker, dealer, or financial institution, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. While no Fund currently lends its portfolio securities, or has any present intention to lend portfolio securities having an aggregate value in excess of 10% of the current value of the Fund’s total assets, each Fund reserves the right to lend portfolio securities having an aggregate value of up to 33-1/3% of the current value of the Fund’s total assets. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund’s or the borrower’s option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Funds or the Advisor.

Short Sales

Each Fund may engage in “short sales against-the-box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against-the-box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

When Issued Securities and Forward Commitments

Each Fund may purchase securities on a “when issued” basis and may also purchase or sell securities on a “forward commitment” basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When issued and forward commitment transactions involve the risk, however, that the price obtained in a transaction may be less favorable than the price available in the market when the securities delivery takes place. No Fund intends to engage in when issued purchases and forward commitments for speculative purposes.

No Fund will start earning interest or dividends on when issued securities until they are received. The value of the securities underlying a when issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will segregate liquid assets in an amount at least equal in value to such Fund’s commitment to purchase securities on a when issued or forward commitment basis. If the value of these assets declines, the Fund will segregate additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Cybersecurity

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds, the Advisor, the Funds’ custodian, the Funds’ transfer agent, intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such portfolio companies to lose value.

MANAGEMENT

The Trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Trust’s officers, who administer the Funds’ daily operations, are appointed by the Board of Trustees.

Officers and Trustees

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers. The address for each executive officer is 225 South Lake Avenue, Suite 400, Pasadena, California 91101.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones Age: 70	Co-Chief Executive Officer	Indefinite; Since 9/04	Chairman, Director, Portfolio Manager, and Principal, PRIMECAP Management Company

Joel P. Fried Age: 54	Co-Chief Executive Officer and Trustee	Indefinite; Since 9/04	President, Director, Portfolio Manager, and Principal, PRIMECAP Management Company

Alfred W. Mordecai Age: 48	Co-Chief Executive Officer	Indefinite; Since 10/12	Vice Chairman, Director, Portfolio Manager, and Principal, PRIMECAP Management Company

Michael J. Ricks Age: 38	Chief Financial Officer, Secretary, and Chief Administrative Officer	Indefinite; Since 3/11	Director of Fund Administration, PRIMECAP Management Company (since 2011); Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2001-2011)

Karen Chen Age: 43	Vice President of Compliance, Chief Compliance Officer, and AML Officer	Indefinite; Since 10/04	Chief Compliance Officer, Director of Compliance and Reporting, PRIMECAP Management Company

“Independent” Trustees. The table below sets forth certain information about each of the Trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 225 South Lake Street, Suite 400, Pasadena, California 91101.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past 5 Years
Benjamin F. Hammon Age: 80	Chairman of the Board and Trustee	Indefinite; Since 9/04	Retired; private investor	3	None

Wayne H. Smith Age: 74	Chairman of the Audit Committee and Trustee	Indefinite; Since 9/04	Retired; private investor	3	None

Joseph G. Uzelac Age: 72	Trustee	Indefinite; Since 10/07	Retired; private investor	3	None

Elizabeth D. Obershaw Age: 56	Trustee	Indefinite; Since 6/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-Present)	3	None

[1]	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

“Interested” Trustee. The table below sets forth certain information about the Trustee of the Trust who is an “interested person” of the Trust as defined by the 1940 Act (“Interested Trustee”). The address for the Interested Trustee is 225 South Lake Street, Suite 400, Pasadena, California 91101.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Joel P. Fried[1] Age: 54	Co-Chief Executive Officer and Trustee	Indefinite; Since 9/04	President, Director, Portfolio Manager, and Principal, PRIMECAP Management Company	3	None

[1]	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.
[2]	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

The Board of Trustees

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The current Trustees were selected with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Fried, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Fried, his position with PRIMECAP Management Company, the investment advisor to the Trust. In addition, the following specific experience, qualifications, attributes, and/or skills apply as to each Trustee: Mr. Hammon, executive experience with Salomon Smith Barney, an investment bank and brokerage firm (1963 – 1998); Mr. Smith, executive and financial officer experience with Avery Dennison Corporation, a publicly traded operating company (1979 – 2002); Mr. Uzelac, executive experience with Lehman Brothers Global Investment Bank, an investment bank and brokerage firm (1988 – 2007); Ms. Obershaw, senior executive experience with Horsley Bridge Partners, an investment advisor (2007 – present), and experience as chief investment officer of Hewlett-Packard Company, a publicly traded operating company (1991 – 2007); and Mr. Fried, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1986 – present).

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust. The summaries set forth above as to the qualifications, attributes, and skills of the Trustees are required by the registration form adopted by the Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Independent Trustees comprise 80% of the Board, and Benjamin Hammon, an Independent Trustee, serves as Chairman of the Board. The Chairman serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted below, through the committees of the Board, the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Board Committees

Audit Committee. The Board of Trustees has an Audit Committee which oversees the Trust’s accounting and financial reporting policies and practices and its internal controls, and the quality and objectivity of the Trust’s financial statements and the audit thereof. The Committee also acts as the Trust’s “qualified legal compliance committee.” The Audit Committee currently consists of each of the Independent Trustees. The Audit Committee met twice during the Funds’ fiscal year ended October 31, 2015.

Nominating Committee. The Board of Trustees has a Nominating Committee which is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee is comprised of each of the Independent Trustees. The Nominating Committee meets as needed and did not meet during the Funds’ fiscal year ended October 31, 2015.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee (1) beneficially owns more than 5% of the Trust’s voting shares; (2) has held such shares continuously for two years; and (3) is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). Such suggestions must be sent in writing to the Trust’s Secretary and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

Risk Management. Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to PRIMECAP Management Company the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance, and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or a Fund. Under the overall supervision of the Board, PRIMECAP Management Company and other service providers to the Trust employ a variety of processes, procedures, and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures, and controls are employed with respect to different types of risks. Various personnel, including the Trust’s CCO, management of PRIMECAP Management Company, and other service providers (such as the Trust’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Trustee Compensation. Effective June 15, 2015, the trustees of the Trust who are not officers or employees of the Trust or PRIMECAP Management Company are entitled to receive from the Trust an annual retainer of $60,000 paid in four equal installments. For their service to the Funds, the Board Chairman and the Audit Committee Chairman receive an additional $20,000 and $10,000, respectively, on an annual basis. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No other compensation or retirement benefits are received by any Trustee or officer from the Funds. The following table represents compensation paid to Trustees during the fiscal year ending October 31, 2015:

Name, Position	Aggregate Compensation from the PRIMECAP Odyssey Funds	Total Compensation from Trust and Fund Complex[1] Paid to Trustees
Benjamin F. Hammon, Independent Trustee	$70,000	$70,000
Wayne H. Smith, Independent Trustee	$60,000	$60,000
Joseph G. Uzelac, Independent Trustee	$50,000	$50,000
Elizabeth D. Obershaw, Independent Trustee	$50,000	$50,000
Joel P. Fried, Interested Trustee and Co-Chief Executive Officer	None	None

[1]	Fund Complex includes two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

Trustee Ownership of Securities. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Funds as of December 31, 2015. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Trustee’s immediate family.

Ownership of Securities	Joel P. Fried Interested Trustee	Benjamin F. Hammon Independent Trustee	Wayne H. Smith Independent Trustee	Joseph G. Uzelac Independent Trustee	Elizabeth D. Obershaw Independent Trustee
PRIMECAP Odyssey Stock Fund	e	e	b	c	c
PRIMECAP Odyssey Growth Fund	e	e	c	c	a
PRIMECAP Odyssey Aggressive Growth Fund	e	e	d	c	a
Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	e	e	d	d	c

Note: a = None    b = $1 - $10,000     c = $10,001 - $50,000     d = $50,001 - $100,000     e = Over $100,000

As of January 31, 2016, Trustees and officers of the Trust as a group beneficially owned less than one percent of the outstanding shares of each of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund.

Investment Advisor

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), each Fund is managed by PRIMECAP Management Company, located at 225 South Lake Avenue, Suite 400, Pasadena, California 91101, an investment advisor registered with the Commission. PRIMECAP Management Company is controlled by Mitchell J. Milias, Theo A. Kolokotrones, and Joel P. Fried, who also serve as directors of the firm. Alfred W. Mordecai and M. Mohsin Ansari hold ownership stakes in the Advisor and also serve as directors. Mr. Milias serves as its Chairman Emeritus and Treasurer, Mr. Kolokotrones as its Chairman, Mr. Fried as its President, Mr. Mordecai, as its Vice Chairman, and Mr. Ansari as its Executive Vice President.

Subject to the supervision of the Board of Trustees, PRIMECAP Management Company provides a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. PRIMECAP Management Company provides services under the Advisory Agreement in accordance with each Fund’s investment objectives, policies, and restrictions.

For its services to the Funds, the Advisor receives a fee paid monthly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. Advisory fees paid by the Funds to the Advisor for the last three fiscal years were as follows:

Advisory Fees	Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013
PRIMECAP Odyssey Stock Fund	$23,780,037	$14,559,126	$9,351,918
PRIMECAP Odyssey Growth Fund	$30,899,053	$23,177,975	$15,622,337
PRIMECAP Odyssey Aggressive Growth Fund	$36,557,514	$30,321,327	$15,254,773

The Advisory Agreement provides that PRIMECAP Management Company will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in effect with respect to each Fund provided the continuance is approved annually (1) by the holders of a majority of the Fund’s outstanding voting securities or by the Trust’s Board of Trustees; and (2) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated with respect to any Fund on 60 days’ written notice by either party and will terminate automatically if assigned (as defined in the 1940 Act).

Portfolio Managers

Theo A. Kolokotrones, Joel P. Fried, Alfred W. Mordecai, M. Mohsin Ansari, and James Marchetti jointly manage the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. These five portfolio managers collectively have more than 120 years of investment experience.

Name	Years of Experience
Theo A. Kolokotrones	46
Joel P. Fried	31
Alfred W. Mordecai	19
M. Mohsin Ansari	16
James Marchetti	10

The table below illustrates other accounts for which each of the above-mentioned five portfolio managers has significant day-to-day management responsibilities as of October 31, 2015:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Theo A. Kolokotrones
Other Registered Investment Companies	4	$68.3 billion	0	$0
Other Pooled Investment Vehicles	1	$2.1 billion	0	$0
Other Accounts	35	$13.7 billion	0	$0
Joel P. Fried
Other Registered Investment Companies	4	$68.3 billion	0	$0
Other Pooled Investment Vehicles	1	$2.1 billion	0	$0
Other Accounts	32	$13.7 billion	0	$0
Alfred W. Mordecai
Other Registered Investment Companies	4	$68.3 billion	0	$0
Other Pooled Investment Vehicles	1	$2.1 billion	0	$0
Other Accounts	27	$13.7 billion	0	$0
M. Mohsin Ansari
Other Registered Investment Companies	4	$68.3 billion	0	$0
Other Pooled Investment Vehicles	1	$2.1 billion	0	$0
Other Accounts	26	$13.7 billion	0	$0
James Marchetti
Other Registered Investment Companies	4	$68.3 billion	0	$0
Other Pooled Investment Vehicles	1	$2.1 billion	0	$0
Other Accounts	32	$13.7 billion	0	$0

Portfolio Manager Compensation. Compensation is paid solely by the Advisor. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager’s compensation may be adjusted according to market conditions and/or to reflect his past performance.

In addition, each portfolio manager may receive a bonus partially based on the pre-tax return and value of assets managed by that portfolio manager. Performance is measured on a relative basis using the S&P 500® as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500®. The value of assets managed by PRIMECAP Management Company is not a factor in determination of a portfolio manager’s bonus. Bonuses earned are accrued and paid ratably according to the following schedule over rolling three year periods: 50% in year one, 33% in year two, and 17% in year three. Although the bonus is determined by pre-tax returns, each portfolio manager considers tax consequences in taxable accounts as part of his decision-making process.

The portfolio managers do not receive deferred compensation but participate in a profit-sharing plan available to all employees of the Advisor; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations.

Each portfolio manager is a principal of the Advisor and receives quarterly dividends based on his equity in the company.

Conflicts of Interest. PRIMECAP Management Company employs a multi-manager approach to managing its clients’ portfolios. In addition to mutual funds, the manager may also manage separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Funds and other accounts. The investment objectives of the Funds and the strategies used to manage the Funds may differ from other accounts, and the performance may be impacted as well. Portfolio managers generally have day-to-day management responsibilities with respect to more than one Fund or other account and may be presented with several potential or actual conflicts of interest. For example, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts managed by the portfolio managers. The Advisor has adopted best execution and trade allocation policies and procedures to prevent potential conflicts of interest that may arise between mutual funds and separate accounts whereby a client or clients may be disadvantaged by trades executed in other clients’ portfolios in the same security. These policies and procedures are strictly monitored and are reviewed by the Advisor.

The following table indicates the dollar range of beneficial ownership of shares by each portfolio manager as of October 31, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Theo A. Kolokotrones	Over $1,000,000	Over $1,000,000	Over $1,000,000
Joel P. Fried	Over $1,000,000	Over $1,000,000	Over $1,000,000
Alfred W. Mordecai	Over $1,000,000	Over $1,000,000	Over $1,000,000
M. Mohsin Ansari	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
James Marchetti	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000

Administrator and Distributor

Under its Fund Administration Agreement with the Trust, U.S. Bancorp Fund Services, LLC (“Administrator”) furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by PRIMECAP Management Company.

The Fund Administration Agreement contains provisions limiting the liability of the Administrator similar to those in the Advisory Agreement and requires the Trust to indemnify the Fund Administrator against any loss suffered by the Administrator in connection with the performance of the Administration Agreement, except for a loss resulting from willful misconduct, bad faith, or negligence on the Administrator’s part in the performance of its duties or from reckless disregard of its obligations and duties under the Fund Administration Agreement.

The Trust has also retained the Administrator to provide the Trust with certain fund accounting services pursuant to a Fund Accounting Agreement. The term of the Fund Accounting Agreement, and its provisions regarding termination, limitation of liability, and indemnification are similar to those of the Trust’s Fund Administration Agreement.

Administration fees for the Funds for the last three fiscal years ended October 31 were as follows:

Administration Fees	Fiscal Year Ended October 31, 2015[1]	Fiscal Year Ended October 31, 2014[1]	Fiscal Year Ended October 31, 2013[1]
PRIMECAP Odyssey Stock Fund	$682,959	$472,530	$401,322
PRIMECAP Odyssey Growth Fund	$890,136	$755,662	$671,739
PRIMECAP Odyssey Aggressive Growth Fund	$1,059,658	$989,946	$643,199
[1]	After April 1, 2013, the Funds paid a unified fee to the Administrator for fund administration and fund accounting services.

Quasar Distributors, LLC (“Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, has entered into a Distribution Agreement with the Trust pursuant to which it engages in a continuous distribution of shares of the Funds. The Distributor receives a customary fee for its services from PRIMECAP Management Company.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, under certain conditions, for any loss or liability that may arise out of claims based upon the disclosures made in the Trust’s Prospectus, SAI, Annual or Semiannual Report to shareholders, or in any advertisements or sales literature prepared by the Trust or its agent, or based on the Trust’s failure to comply with the terms of the Distribution Agreement or applicable law, unless such losses arise from statements or omissions made by the Distributor in writing for inclusion in such materials. Under the 1940 Act, the Trust may not indemnify the Distributor for any loss or liability resulting from the Distributor’s willful misfeasance, bad faith, gross negligence, or the reckless disregard of its obligations under the Distribution Agreement.

Transfer Agent

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for each Fund, for which it receives customary fees.

Sub-Transfer Agent

The Funds enter into agreements with certain financial intermediaries under which these intermediaries provide the shareholder servicing functions that might otherwise be provided by the Funds’ transfer agent. For these services, the intermediaries may be compensated for the shareholder services provided. These services may include, but are not limited to, producing shareholder statements, transaction processing reporting, tax reporting, maintenance of a call center to facilitate shareholder transactions and other services, and maintenance of a website providing shareholder access to account information. The following intermediaries were compensated for their services to the Funds during the fiscal year ended October 31, 2015:

Firm Name
ADP, LLC
Charles Schwab & Co., Inc.
Edward D. Jones & Co., LP
Fidelity Institutional Operations Co.
Financial Data Services, Inc.
First Clearing LLC
GWFS Equities Inc.
Hewitt Associates LLC
LPL Financial
Mercer LLC
National Financial Services, LLC
NYLIFE Distributors, LLC
Pershing LLC
PNC Global Investment Servicing
Raymond James & Associates, Inc.
TD Ameritrade
TIAA-CREF
Vanguard Brokerage Services
Voya Financial
Wells Fargo

All payments are subject to the oversight of the Advisor and are disclosed to the Board of Trustees.

Retirement Plan Recordkeepers

One or more of the Funds may be an option for participants in a qualified defined contribution employee benefit plan. Certain financial intermediaries act as recordkeepers for these plans and also provide some or all of the shareholder services classified under “Sub-Transfer Agents.” The Funds may compensate these recordkeepers in an appropriate manner, subject to the supervision of the Advisor and the Board of Trustees. The Advisor may also reimburse the Funds for all or a portion of the recordkeeping fees charged by financial intermediaries.

Codes of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (the “Code of Ethics”). The Code of Ethics restricts the investing activities of certain Fund officers, Trustees, and advisory persons and, as described below, imposes certain restrictions on Fund investment personnel, except to the extent that those persons are employees of the Advisor or other service providers to the Trust who are covered by other codes of ethics approved by the Trustees.

All persons covered by the Code of Ethics are required to pre-clear any personal securities investment (with limited exceptions, such as investment in government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities.

In addition, the Advisor has adopted a Code of Ethics as required by Rule 17j-1 of the Investment Company Act, which has been approved by the Board of Trustees of the Trust and is similarly designed to prevent affiliated persons of the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds.

The Trust has adopted a Supplemental Code of Ethics for Principal Officers and Senior Financial Officers (“Supplemental Code”). The Supplemental Code is intended to deter wrongdoing and promote (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the Commission and in other public communications by the Trust; (3) compliance with applicable laws; (4) prompt internal reporting of violations of the Supplemental Code; and (5) accountability for adherence to the Supplemental Code.

Portfolio Holdings

The Trust publishes the Funds’ complete portfolio schedules at the end of the second and fourth fiscal quarters in its Semiannual and Annual Reports within 60 days of the end of the quarter, and in filings of such Reports with the Commission on Form N-CSR within ten days of mailing of such reports to shareholders. The Trust files the Funds’ complete portfolio schedules as of the end of the first and third fiscal quarters with the Commission on Form N-Q within 60 days of the end of the quarter. In addition, the

Funds may disclose their calendar quarter-end holdings and certain other portfolio characteristics on the Funds’ website at www.odysseyfunds.com approximately 30 calendar days after each calendar quarter-end. The calendar quarter-end holdings for the Funds will remain posted on the website at least until the date of the next required regulatory filing with the Commission. Portfolio holdings information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the website. Additionally, the Funds may choose to disclose end-of-month holdings approximately 30 calendar days after the month-end.

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings, pursuant to which the securities activities engaged in or contemplated for the Funds or the securities held by the Funds may not be disclosed to any person except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) pursuant to a regulatory request or as otherwise required by law; or (4) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust. Any disclosure made pursuant to item (4) above is subject to confidentiality requirements, may only be made for legitimate business purposes and will be reported to the Board of Trustees at its next quarterly meeting.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust’s agreements with such service providers. The Trust’s independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is filed with the Commission on Form N-CSR or Form N-Q, as applicable.

As of October 31, 2015, the Trust has ongoing business arrangements with the following entities which involve making non-public portfolio holdings information available to such entities as an incidental part of the business services they provide to the Trust: (1) U.S. Bancorp Fund Services, LLC, the Administrator; (2) The Bank of New York Mellon (the “Custodian”) pursuant to agreements with such entities under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (3) PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm; and (4) Morgan, Lewis & Bockius LLP, attorneys engaged by the Trust to whom the Trust provides portfolio holdings information as needed with no lag times after the date of the information. In addition, the Funds’ portfolio holdings are disclosed to FactSet Research Systems, Linedata, and Glass, Lewis & Co. (“Glass Lewis”) on a daily basis as part of ongoing arrangements that serve legitimate business purposes.

Neither the Trust, the Advisor, nor any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Trust to such entities for the services provided by them to the Trust). In the event of a conflict between the interests of Fund shareholders and those of the Advisor, the Trust’s principal underwriter, or any affiliated person of the Trust, the Advisor, or the Trust’s principal underwriter, the CCO will make a determination in the best interests of the Funds’ shareholders and will report such determination to the Board of Trustees at the end of the quarter in which such determination was made.

The Advisor provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of a Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Proxy Voting

The Trust’s Board of Trustees has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight.

The Advisor’s proxy voting policies and procedures (the “Proxy Policies”) require the Advisor to vote proxies received in a manner consistent with the best interests of its clients, including the Funds. The Proxy Policies also require the Advisor to vote proxies in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds. However, the Proxy Policies permit the Advisor to abstain from voting proxies in the event that a Fund’s economic interest in the matter being voted upon is limited relative to the Fund’s overall portfolio or the impact of the Fund’s vote will not have an effect on its outcome or on the Fund’s economic interests.

The Advisor utilizes the services of a third-party proxy voting firm, Glass Lewis, to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. The proxy voting guidelines (the “Guidelines”), attached as Appendix A to this Statement of Additional Information, set forth the guidelines that Glass Lewis uses in voting specific proposals. The Advisor reviews Glass Lewis’ voting recommendations and generally votes proxies in accordance with such recommendations.

Although the Advisor expects that most proxy proposals will be voted in accordance with the Guidelines, some proposals will require special consideration. The Advisor will make a decision on a case-by-case basis in these situations, including proposals with respect to which Glass Lewis recommends voting against management.

A conflict of interest may be deemed to occur when the Advisor or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Advisor’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Advisor is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved. The Advisor will resolve such conflicts as follows: (1) if the Advisor believes it is in the best interest of the Fund to vote on the proposal in accordance with the Guidelines it will do so; and (2) if the Advisor believes it is not in the best interest of the Fund to vote on the proposal in accordance with the Guidelines, the Advisor will disclose the conflict to the Board of Trustees and obtain its consent to the proposed vote before voting the securities.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (1) without charge, upon request, by calling 1-800-729-2307; and (2) on the Securities and Exchange Commission’s website at www.sec.gov.

DETERMINATION OF NET ASSET VALUE

Net asset value per share for each Fund is determined on each day that the New York Stock Exchange (the “NYSE”) is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund’s portfolio securities that the Fund’s net asset value per share might be materially affected. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Over-the-counter securities that are not traded on NASDAQ are valued at the last sale price in the over-the-counter market. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean between the bid and asked prices. Quotations of foreign securities in a foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency contracts are valued based on the applicable exchange rate as of the close of the NYSE, generally 4:00 p.m. Eastern time. Debt securities are valued by using an evaluated mean price provided by a Pricing Service. Options listed on a national exchange are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted. If there were no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded. Futures contracts, rights, and warrants listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the time a Fund calculates its net asset value. Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time a Fund calculates its NAV. To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically price non-U.S. securities at fair value. These adjustment factors are based on movements and changes in securities indices, specific security prices, and exchange rates in foreign markets.

All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by PRIMECAP Management Company in accordance with procedures adopted by the Trustees. These procedures delegate such determinations to a valuation committee (the “Committee”) comprised of officers of PRIMECAP Management Company and other officers of the Trust, subject to ratification by the Board of Trustees at their next regular meeting (or more frequently if there is a significant valuation issue). The procedures require PRIMECAP Management Company to determine an appropriate methodology for determining the fair value of such a security, subject to approval and regular monitoring by the Committee. Such methodologies may include, among other things, the cost of the security to a Fund; traditional valuation methods such as earnings multiples and discounts of similar freely tradable securities; and assessments of matters such as the issuer’s fundamental condition, market conditions, valuations of companies in the same or similar industries, values used by other holders and analysts, size of the Fund’s position, recent trades of the same type or class of the issuer’s securities, outstanding offers to purchase the securities, and prospects for registration of restricted securities. Fair value pricing involves subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

PURCHASE AND REDEMPTION OF SHARES

See “Purchasing and Adding to Your Shares” in the Prospectus for certain information regarding the purchase of Fund shares.

Each Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board of Trustees; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange or market quotations by third party broker-dealers.

The Trust intends to pay in cash for all shares of a Fund redeemed but reserves the right to make payment wholly or partly in shares of readily marketable investment securities. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers to execute transactions in its portfolio securities. In connection with its duties to arrange for the purchase and sale of each Fund’s portfolio securities, PRIMECAP Management Company selects such broker-dealers (“Broker-Dealers”) that will, in its judgment, implement the policy of the Trust to achieve quality execution at favorable prices through responsible Broker-Dealers, and in the case of agency transactions, at competitive commission rates. PRIMECAP Management Company may also deal directly with the selling or purchasing principal or market maker. In most cases, in dealing with a Broker-Dealer acting as principal or agent, the Trust pays a commission.

In allocating transactions to Broker-Dealers, PRIMECAP Management Company is authorized to consider, in determining whether a particular Broker-Dealer will provide best execution, the Broker-Dealer’s reliability, integrity, financial condition, and risk in positioning the securities involved, as well as the difficulty of the transaction in question. The Trust need not pay the lowest spread or commission when PRIMECAP Management Company believes that another Broker-Dealer would offer greater reliability or provide a better price or execution. In addition, although a higher commission is generally not paid to brokers who supply brokerage and research services, PRIMECAP Management Company has adopted a brokerage allocation policy in reliance on Section 28(e) of the Securities and Exchange Act of 1934, permitting it to cause a Fund to pay commission rates in excess of those another Broker-Dealer would have charged if PRIMECAP Management Company determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the Broker-Dealer, viewed either in terms of the particular transaction or PRIMECAP Management Company’s overall responsibilities as to the accounts over which it exercises investment discretion.

Research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. In addition, services and equipment which facilitate the execution and monitoring of securities transactions may be provided by Broker-Dealers by providing rapid communications with financial markets and Broker-Dealers, or by providing real-time tracking of orders, settlements, investment positions, and relevant investment criteria and restrictions applicable to the execution of securities transactions. In some cases, brokerage services are generated by third parties but are provided to PRIMECAP Management Company by or through Broker-Dealers. The Funds did not pay any Broker-Dealers for research, statistical, or other services provided by third parties.

The table below sets forth the amount of brokerage commissions paid by the Advisor for each Fund for the last three fiscal years:

Brokerage Commissions	2015	2014	2013
PRIMECAP Odyssey Stock Fund	$1,331,152	$1,167,553	$464,607
PRIMECAP Odyssey Growth Fund	$1,307,194	$1,289,148	$610,786
PRIMECAP Odyssey Aggressive Growth Fund	$1,669,227	$2,473,813	$2,586,325

The increase in brokerage commissions for the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund from the 2013 fiscal year to the 2014 fiscal year is due to an increase in the number of shares traded.

The decrease in brokerage commissions for the PRIMECAP Odyssey Aggressive Growth Fund from the 2014 fiscal year to the 2015 fiscal year is due to a decrease in the number of shares traded.

PRIMECAP Management Company seeks to execute trades with brokers who it believes can best execute the trades, with primary emphasis on obtaining the most favorable prices for the securities being sold.

PRIMECAP Management Company does not have soft dollar arrangements with any brokerage firm. PRIMECAP Management Company intends to pay competitive institutional commission rates to ensure that it is shown available opportunities early in the broker call cycle. However, it is PRIMECAP Management Company’s policy not to pay broker commissions in excess of those which other brokers might have charged for effecting the same transaction in recognition of the nature of research services provided by the executing broker.

In instances where several brokers meet this criterion, PRIMECAP Management Company may select brokers who also furnish value-added research services to PRIMECAP Management Company. By allocating brokerage business to brokers who provide such services, PRIMECAP Management Company may be able to supplement its research and analysis and to use the views and information of other research organizations in arriving at its investment decisions. Research services furnished by brokers through whom securities transactions are effected may be used in servicing all of PRIMECAP Management Company’s accounts, but not all such services may be used in connection with the account which paid commissions to the broker providing such services. It is not generally possible to determine the specific value, if any, of such information. However, senior executives of PRIMECAP Management Company periodically analyze the quality of execution obtained from the brokers with whom it does business, as well as the value of any research services provided by such brokers.

PRIMECAP Management Company aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

As of October 31, 2015, the Funds did not own any securities of their “regular” broker-dealers.

Portfolio Turnover

As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions. While portfolio turnover is impossible to predict, each Fund anticipates that its annual portfolio turnover will be less than 50%. A high turnover rate for a Fund’s portfolio involves correspondingly greater transaction costs in the form of brokerage commissions and dealer spreads, which are borne directly by the Fund. The portfolio turnover rate will not be a limiting factor when PRIMECAP Management Company deems portfolio changes appropriate. The portfolio turnover rates for the Funds for the previous two fiscal years were:

Portfolio Turnover	Fiscal Years Ended October 31,
	2015	2014
PRIMECAP Odyssey Stock Fund	7%	8%
PRIMECAP Odyssey Growth Fund	5%	10%
PRIMECAP Odyssey Aggressive Growth Fund	15%	13%

FEDERAL TAX INFORMATION

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. This discussion is very general and, except where noted, does not address shareholders subject to special rules, such as shareholders who hold shares in a Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Federal Income Tax Consequences

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Qualification by a Fund as a “regulated investment company” under the Code generally requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments, and computed without regard to the dividends-paid deduction; and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under Subchapter M of the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year; and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, any ordinary income or capital gain net income retained by a Fund that is subject to a Fund-level income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous years. Each Fund intends to distribute substantially all of its net investment income and net capital gains and thus expects not to be subject to the excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer

Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (1) will require a Fund to “mark to market” certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each year); and (2) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indices are required to be marked to their market value at the end of each Fund taxable year, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions”; or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country; or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. These rules may also affect the amount, timing, and character of income and gain recognized by the Funds and of distributions to shareholders. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

If a Fund owns shares in certain foreign entities, called “passive foreign investment companies” or “PFICs,” and does not timely make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements in certain cases, the Fund would generally be required each year to include in income a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement for treatment as a regulated investment company and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

Dividends, interest, or other income (including, in some cases, capital gains) received by any of the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. None of the Funds expects to be eligible to “pass through” foreign taxes to its shareholders for purposes of claiming a foreign tax credit with respect to such taxes.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by its shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gain in a notice to its shareholders who (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount; (2) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (3) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares of the Fund by an amount equal to the excess of the amount of undistributed net capital gains included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of taxable net investment income and net realized short-term capital gains are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction for a corporate shareholder.

Special rules apply to certain dividends that are reported by a Fund as “qualified dividend income,” when paid to noncorporate shareholders. Such dividends are subject to tax at rates of up to 20%, provided that the distributing Fund and the shareholder satisfy certain holding period and other requirements. Qualified dividend income is not actually treated as capital gain, however, and thus generally cannot be offset by capital losses. A Fund may report as qualified dividend income: (1) 100% of the dividends paid by the Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (2) the portion of the dividends paid by the Fund to a noncorporate shareholder in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the United States or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be qualified dividend income.

If an individual receives a dividend subject to tax at long-term capital gain rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (1) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (2) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend; and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (1) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated receipts, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or other distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends, other distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Capital Loss Carry-Forwards

For U.S. federal income tax purposes, net short-term and long-term capital losses incurred by a Fund may be carried forward indefinitely to offset the Fund’s capital gains in subsequent years. Carryforwards retain their character as either short-term or long-term capital losses in subsequent years. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Notices

Shareholders who hold Fund shares through direct accounts will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions, and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares of a Fund acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, that Fund will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012, are generally treated as held in a separate account from shares acquired prior to January 1, 2012.

Each Fund’s default method for calculating basis will be the average basis method under which the basis of each Fund share in an account is the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect to use a method other than the average basis method, on an account by account basis, by following procedures established by the Funds. If such an election is made on or prior to the date of the first sale, exchange, or redemption of shares in the account (including redemptions resulting from a small account fee or other applicable fee), the new election will generally apply as if the average basis method had never been in effect for such account. If the election is made after shares have been sold, exchanged, or redeemed, the shares in the account at the time of the election will retain their averaged bases. Shareholders should contact their own tax advisors concerning the consequences of applying the default method or choosing another method of bases calculation.

If you invest through a financial intermediary, the method of calculating basis may differ from that selected by the Funds. Please contact your salesperson or visit your financial intermediary’s website for more information.

Other Taxes

Dividends, distributions, and redemption proceeds may also be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that a Fund reports as (1) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income”; or (2) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

CALCULATION OF TOTAL RETURN

Average Annual Total Return

Average annual total return quotations used in the Funds’ Prospectus are computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1 + T)(n) = ERV

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return; “n” represents the number of years;

and “ERV” represents the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters.

Average Annual Total Return (after taxes on distributions)

The Funds’ quotations of average annual total returns (after taxes on distributions) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return (after taxes on distributions); “n” represents the number of years; and “ATV(D)” represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after taxes on distributions and redemption)

The Funds’ quotations of average annual total returns (after taxes on distributions and redemption) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)(n) = ATV(DR)

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return (after taxes on distributions and redemption); “n” represents the number of years; and “ATV(DR)” represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Other Information

Performance data of the Funds quoted in advertising and other promotional materials represents past performance and are not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, the Funds may compare their performance with data published by Lipper, Inc., Thomson Financial Investor Relations, Morningstar, Inc., and others. The Funds also may refer in such materials to mutual fund performance rankings and other data (such as comparative asset, expense, and fee levels) published by Lipper, Inc., Morningstar, Inc. and others. Advertising and promotional materials also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, and Barron’s.

GENERAL INFORMATION

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders; and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Shares of the Funds

Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. The Agreement and Declaration of Trust of the Trust (the “Declaration”) specifically authorizes the Board to terminate the Trust (or any of its series) by notice to the shareholders without shareholder approval. In the event of the liquidation or dissolution of a Fund or the Trust, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Trust is generally not required to hold shareholder meetings. However, as provided in the Declaration and the Bylaws of the Trust, shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration, or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable, including changing fundamental policies, electing or removing Trustees, and approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws, or by the Declaration. Any lesser number will be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

When certain matters affect one series or class but not another, the shareholders will vote as a series or class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate unless otherwise required by the 1940 Act. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the advisory agreement is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (1) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (1) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy; or (2) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. The following table lists principal shareholders and control persons of the Funds as of February 1, 2016.

Principal Holders of the PRIMECAP Odyssey Stock Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	20.99%	Record	No
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.48%	Record	No
Charles Schwab Co. 211 Main Street San Francisco, CA 94105	9.40%	Record	No
TD Ameritrade Incorporated P.O. Box 2226 Omaha, NE 68103	6.39%	Record	No
Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	6.16%	Record	No

Principal Holders of the PRIMECAP Odyssey Growth Fund
Name and Address	% Ownership	Type of Ownership	Control Person
Charles Schwab Co. 211 Main Street San Francisco, CA 94105	23.31%	Record	No
National Financial 499 Washington Boulevard, Floor 5 Jersey City, NJ 07210-2010	22.63%	Record	Yes
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.16%	Record	No
LPL Financial 4747 Executive Drive San Diego, CA 92121-3091	6.69%	Record	No

Principal Holders of the PRIMECAP Odyssey Aggressive Growth Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	26.80%	Record	Yes
Charles Schwab Co. 211 Main Street San Francisco, CA 94105	20.03%	Record	No
Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	12.38%	Record	No

Custodian

The Bank of New York Mellon serves as custodian for the Funds. The Custodian’s address is One Wall Street, New York, New York 10286. With regard to each Fund, the Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services, the Custodian receives a customary fee.

Independent Registered Public Accounting Firm and Counsel

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP provides audit services and tax return preparation and assistance. Its office is located at 3 Embarcadero Center, San Francisco, California 94111.

Morgan, Lewis & Bockius LLP serves as legal counsel for the Trust. Its office is located at 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s AML Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the AML Program.

Procedures to implement the AML Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists (including lists maintained by the Office of Foreign Assets Control), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Financial Statements

The Annual Report to shareholders for the Funds for the fiscal year ended October 31, 2015, is a separate document supplied upon request, and the financial statements, accompanying notes, and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

Election of Directors

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

Auditor

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

Compensation

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

Authorized Shares

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders’ approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

Shareholder Rights

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

Mergers/Acquisitions

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

Shareholder Proposals

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

Governance

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well- targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

Compensation

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

Environment

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

Social

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

Disclaimer

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

PRIMECAP ODYSSEY FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust(B)

(b)	Amended and Restated By-Laws(B)

(c)	Instruments Defining Rights of Security Holder—not applicable

(d)	Investment Advisory Agreement(C)

(e)	Distribution Agreement(C)

(1)	Second Amendment to the Distribution Agreement(J)

(f)	Bonus or Profit Sharing Contracts—not applicable

(g)	Custody Agreement(C)

(h)	Other Material Contracts

(1)	Fund Administration Servicing Agreement(J)

(2)	Transfer Agent Servicing Agreement(J)

(3)	Fund Accounting Servicing Agreement(J)

(4)	License Agreement between PRIMECAP Odyssey Funds and PRIMECAP Management Company(A)

(6)	Power of Attorney of Trustees and Officers(B)

(7)	Secretary’s Certificate Regarding Power of Attorney of Officers(B)

(8)	Power of Attorney for Trustee Joe Uzelac(D)

(9)	Power of Attorney for Trustee Elizabeth Obershaw(F)

(10)	Power of Attorney for John C. Wang(G)

(11)	Power of Attorney for Michael J. Ricks(H)

(12)	Power of Attorney for Alfred W. Mordecai(I)

(i)	Legal Opinion and Consent(B)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements—not applicable

(l)	Initial Capital Agreement(B)

(m)	Distribution Plans—not applicable

(n)	Rule 18f-3 Plan—not applicable

(o)	Reserved

(p)	Code of Ethics:

(1)	PRIMECAP Odyssey Funds(B)

(2)	PRIMECAP Management Company(K)

(A)	Incorporated by reference to Registrant’s Initial Registration on Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on July 1, 2004.
(B)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the Securities and Exchange Commission on October 4, 2004.
(C)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on October 29, 2004.
(D)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 21, 2008.
(E)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 25, 2009.
(F)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on December 18, 2009.
(G)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 25, 2011.
(H)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 28, 2012.
(I)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 27, 2013.
(J)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 25, 2014.
(K)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 27, 2015.

Item 29. Persons Controlled by or Under Common Control with the Funds

Not applicable.

Item 30. Indemnification

Article 6 of the Registrant’s Amended and Restated By-Laws, filed as an Exhibit to this Registration Statement, states as follows:

6.1 Indemnification. The Trust shall promptly indemnify and hold harmless each of its trustees and officers, and may indemnify and hold harmless any of its employees and agents, against any liabilities or expenses (collectively, “Liability”) actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Trust, to the fullest extent permitted by the Declaration of Trust and the laws of the State of Delaware, the Securities Act of 1933, and the 1940 Act, as now or hereafter in effect, subject to the provisions of paragraphs (a) and (b) of this Section 6.1. The Board of Trustees may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time these By-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these By-laws shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(a) Special Condition. With respect to Liability to the Trust or its Holders, and subject to applicable state and federal law, a trustee or officer shall be indemnified and held harmless pursuant to this Section 6.1 against any Liability to the Trust or its Holders unless such Liability arises by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office as defined in Section 17(h) of the 1940 Act (“disabling conduct”).

(b) Special Process Condition. With respect to Liability to the Trust or its Holders, no indemnification shall be made unless a determination has been made by reasonable and fair means that the trustee or officer has not engaged in disabling conduct. In making such a determination, the Board of Trustees shall act in conformity with then applicable law and administrative interpretations, and shall afford a trustee requesting indemnification who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such trustee did not engage in disabling conduct while acting in his or her capacity as a trustee.

6.2 Advancement of Expenses. The Trust shall promptly advance funds to its trustees and officers, and may advance funds to its employees and agents, to cover expenses they incur with respect to any proceeding arising out of or in connection with their service to the Trust, to the fullest extent permitted by the Declaration of Trust and the laws of the State of Delaware, the Securities Act of 1933, and the 1940 Act, as now or hereafter in effect.

(a) Affirmation of Conduct. A request by a trustee or officer for advancement of funds pursuant to this Section 6.2 shall be accompanied by the trustee’s or officer’s written affirmation of his or her good faith belief that he or she met the standard of conduct necessary for indemnification, and such other statements, documents or undertakings as may be required under applicable law.

(b) Special Conditions to Advancement. With respect to Liability to the Trust or its Holders, and subject to applicable state and federal law, a trustee or officer shall be entitled to advancements of expenses pursuant to this Section 6.2 against any Liability to the Trust or its Holders if (1) the Trust has obtained assurances required under applicable law, such as by obtaining insurance or receiving collateral provided by the trustee or officer, that the advance will be repaid if the trustee or officer is found to have engaged in disabling conduct, or (2) the Board has a reasonable belief that the trustee or officer has not engaged in disabling conduct and ultimately will be entitled to indemnification. In forming such a reasonable belief, the Board of Trustees shall act in conformity with then applicable law and administrative interpretations, and shall afford a trustee requesting an advance who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such trustee did not engage in disabling conduct while acting in his or her capacity as a trustee.

6.3 Insurance. The Trust shall purchase and maintain in effect one or more policies of insurance on behalf of its trustees and officers in such amounts and with such coverage as shall be determined from time to time by the Board of Trustees, and may purchase and maintain such insurance for any of its employees and agents, issued by a reputable insurer or insurers, against any expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Trust, with customary limitations and exceptions, whether or not the Trust would have the power to indemnify such person against such expenses pursuant to this Article 6.

6.4 General Provisions.

(a) Non-Exclusive Rights. The provisions for indemnification of, and advancement of expenses to, trustees and officers of the Trust set forth in this Article 6 shall not be deemed exclusive of any other contractual or legal rights to which a trustee or officer may otherwise be entitled.

(b) Continuation of Provisions. The provisions of this Article 6 shall continue as to a person who has ceased to provide service to the Trust and shall inure to the benefit of his or her spouses, heirs, assigns, devisees, executors, administrators and legal representatives. No amendment of the Declaration of Trust or By-Laws of the Trust shall limit or eliminate the right of a person to indemnification, advancement of expenses and insurance set forth in this Article 6 with respect to his or her acts, omissions or service to the Trust occurring prior to such amendment.

6.5 Definitions. For purposes of this Article 6, the following terms shall have the following meanings:

(a) “Expenses” shall include without limitation all judgments, penalties, fines, amounts paid or to be paid in settlement, ERISA excise taxes, liabilities, losses, interest, expenses of investigation, attorneys’ fees, retainers, court costs, transcript costs, fees of experts and witnesses, expenses of preparing for and attending depositions and other proceedings, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other costs, disbursements or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or acting as a witness in a proceeding.

(b) The term “proceeding” shall include without limitation any threatened, pending or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, investigation, hearing, or other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative or investigative.

(c) A person’s “service to the Trust” shall include without limitation his or her service as a trustee, officer, employee, agent or representative of the Trust, and his or her service at the request of the Trust as a trustee, officer, employee, agent or representative of another trust, partnership, joint venture, trust, employee benefit plan or other enterprise.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of Registrant none of the directors or officers of PRIMECAP Management Company is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Funds, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Aegis Funds	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	LKCM Funds
Alpha Architect ETF Trust	LoCorr Investment Trust

Alpine Equity Trust	Lord Asset Management Trust
Alpine Income Trust	MainGate Trust
Alpine Series Trust	Managed Portfolio Series
Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Appleton Funds	Merger Fund
Barrett Opportunity Fund, Inc.	Monetta Trust
Bridge Builder Trust	Nicholas Family of Funds, Inc.
Bridges Investment Fund, Inc.	Oaktree Funds
Brookfield Investment Funds	Permanent Portfolio Family of Funds, Inc.
Brown Advisory Funds	Perritt Funds, Inc.
Buffalo Funds	PRIMECAP Odyssey Funds
CG Funds Trust	Professionally Managed Portfolios
Compass EMP Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Purisima Funds
Evermore Funds Trust	Rainier Investment Management Mutual Funds
FactorShares Trust	RBC Funds Trust
First American Funds, Inc.	Series Portfolio Trust
FundX Investment Trust	Stone Ridge Trust
Glenmede Fund, Inc.	Stone Ridge Trust II
Glenmede Portfolios	Stone Ridge Trust III
Greenspring Fund, Inc.	Thompson IM Funds, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Trust for Advised Portfolios
Hennessy Funds Trust	USA Mutuals
Horizon Funds	Wall Street Fund, Inc.
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	YCG Funds

(b)    To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None

(1)	This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)	This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)	This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)    Not applicable.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Ste. 100 Glendora, CA 91741

Registrant’s Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Investment Adviser	PRIMECAP Management Company 225 South Lake Avenue, Suite 400 Pasadena, CA 91101-3005

Registrant’s Custodian	The Bank of New York Mellon Corporation One Wall Street New York, NY 10286

Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 34. Management Services

There are no management-related service contracts not discussed in Parts A and B.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 20 to its Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 20 to its Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Pasadena, the State of California, on this 25th day of February, 2016.

PRIMECAP ODYSSEY FUNDS

/s/ Joel P. Fried
Joel P. Fried
Co-Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on February 25, 2016.

Name	Title

/s/ Joel P. Fried Joel P. Fried	Co-Chief Executive Officer, Trustee (Principal Executive Officer)

/s/ Theo A. Kolokotrones* Theo A. Kolokotrones	Co-Chief Executive Officer (Principal Executive Officer)

/s/ Alfred W. Mordecai* Alfred W. Mordecai	Co-Chief Executive Officer (Principal Executive Officer)

/s/ Benjamin F. Hammon* Benjamin F. Hammon	Trustee

/s/ Wayne H. Smith* Wayne H. Smith	Trustee

/s/ Joseph G. Uzelac* Joseph G. Uzelac	Trustee

/s/ Elizabeth D. Obershaw* Elizabeth D. Obershaw	Trustee

/s/ Michael J. Ricks* Michael J. Ricks	Chief Financial Officer and Secretary (Principal Financial Officer)

/s/ Joel P. Fried *Joel P. Fried
Attorney-in-Fact pursuant to Powers of Attorney previously filed with the Registrant’s Registration Statement.

EXHIBIT INDEX

Exhibit	Exhibit No.

Consent of Independent Registered Public Accounting Firm	EX-99.j